                                                                 Exhibit 10.6(c)

       =================================================================






                  TRI-PARTY CUSTODIAL AGREEMENT FOR CONTRACTS

                                 by and among

                    CS FIRST BOSTON MORTGAGE CAPITAL CORP.,
                                     Buyer

                  FRANCHISE MORTGAGE ACCEPTANCE COMPANY LLC,
                              Seller and Servicer

                                      and

                       FIRST BANK NATIONAL ASSOCIATION,
                                   Custodian

                          Dated as of October 10,1996





       =================================================================

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
                                   ARTICLE I
                                  DEFINITIONS.............................   1
Section 1.1.  General.....................................................   1
              -------
Section 1.2.  Certain Defined Terms.......................................   1
              ---------------------
Section 1.3.  Incorporation of Certain Definitions........................   5
              ------------------------------------
Section 1.4.  Reference to Time...........................................   5
              -----------------

                                 ARTICLE II
                               CONTRACT SCHEDULE..........................   6
Section 2.1.  Contract Schedule: Computer Tape............................   6
              --------------------------------
Section 2.2.  Documents Maintained by Seller..............................   6
              ------------------------------

                                  ARTICLE III
                             CUSTODIAL ARRANGEMENT........................   7
Section 3.1.  Transfer of Contracts: Delivery of Documents................   7
              --------------------------------------------
Section 3.2.  Transactions Not Subject to Table Funding...................  10
              -----------------------------------------
Section 3.3.  Transactions Subject to Table Funding.......................  11
              -------------------------------------
Section 3.4.  Trust Receipt and Certification.............................  12
              -------------------------------
Section 3.5.  Release of Custodian's Contract Files.......................  13
              -------------------------------------
Section 3.6.  Repurchase..................................................  14
              ----------
Section 3.7.  Custodial Register..........................................  14
              ------------------
Section 3.8.  Power of Attorney...........................................  14
              -----------------
Section 3.9.  No Service Charge for Sale or Transfer of Contracts.........  14
              ---------------------------------------------------
Section 3.10. Buyer May Reject Contracts..................................  14
              --------------------------

                                  ARTICLE IV
                  REPURCHASE DATE PAYMENTS; CONTRACT ACCOUNT..............  15
Section 4.1.  Repurchase Date Payments....................................  15
              ------------------------
Section 4.2.  Contract Account............................................  15
              ----------------
Section 4.3.  Simultaneous Transfers......................................  16
              ----------------------
Section 4.4.  Transfer of Contracts.......................................  16
              ---------------------

                                   ARTICLE V
                                   SERVICING..............................  17
Section 5.1.  Duties of Servicer; Standard of Care........................  17
              ------------------------------------
Section 5.2.  Collection of Payments......................................  17
              ----------------------
Section 5.3.  Additional Servicing Duties and Obligations with respect
              --------------------------------------------------------
              to Contracts................................................  18
              ------------
Section 5.4.  [Reserved]..................................................  20
              ----------
Section 5.5.  Notice of Default...........................................  20
              -----------------
Section 5.6.  Servicer Expenses...........................................  20
              -----------------
Section 5.7.  Collections.................................................  20
              -----------
Section 5.8.  Representations of Servicer.................................  20
              ---------------------------
Section 5.9.  Merger or Consolidation of, or Assumption of the
              ------------------------------------------------
              Obligations of Servicer.....................................  21
              -----------------------

     Section 5.10.  Resignation ..........................................   22
                    -----------
     Section 5.11.  Fidelity Bond, Errors and Omissions Insurance ........   22
                    ---------------------------------------------
     Section 5.12.  [Intentionally Omitted] ..............................   22
     Section 5.13.  Monthly Servicing Report .............................   22
                    ------------------------
     Section 5.14.  Servicer Termination Event ...........................   24
                    --------------------------
     Section 5.15.  Transfer and Successor Servicer ......................   24
                    -------------------------------
     Section 5.16.  Custodian to Act: Appointment of Sucessor ............   25
                    -----------------------------------------

                                  ARTICLE VI
                                  CUSTODIAN ..............................   27
     Section 6.1.  Representations, Warranties and Covenants of Custodian    27
                   ------------------------------------------------------
     Section 6.2.  Custodian of Documents ................................   28
                   ----------------------
     Section 6.3.  Charges and Expenses ..................................   28
                   --------------------
     Section 6.4.  No Adverse Interests ..................................   29
                   --------------------
     Section 6.5.  Inspections ...........................................   29
                   -----------
     Section 6.6.  Insurance .............................................   29
                   ---------
     Section 6.7.  Limitation of Liability ...............................   29
                   -----------------------
     Section 6.8.  Indemnification .......................................   29
                   ---------------
     Section 6.9.  Removal of Custodian ..................................   29
                   --------------------
     Section 6.10. Termination of Custodian ..............................   30
                   ------------------------
     Section 6.11. Reliance of Custodian .................................   30
                   ---------------------
     Section 6.12. Transmission of Custodain's Contract Files ............   30
                   ------------------------------------------
     Section 6.13. Authorized Representatives ............................   31
                   --------------------------

                                 ARTICLE VIII
                           MISCELLANEOUS PROVISIONS.......................   32
     Section 7.1.  Amendment .............................................   32
                   ---------
     Section 7.2.  Governing Law and Jurisdiction; Waiver of Jury Trial ..   32
                   ----------------------------------------------------
     Section 7.3.  Notices ...............................................   32
                   -------
     Section 7.4.  Severability of Provisions ............................   33
                   --------------------------
     Section 7.5.  No Partnership ........................................   33
                   --------------
     Section 7.6.  Counterparts ..........................................   33
                   ------------
     Section 7.7.  Assignment ............................................   33
                   ----------
     Section 7.8.  Headings ..............................................   33
                   --------

EXHIBIT A    Trust Receipt and Certification .............................   A-1
EXHIBIT A-1  Initial Trust Receipt and Certification ..................... A-1-1
EXHIBIT B    Request for Release of Documents ............................   B-1
EXHIBIT C    Form of Transaction Notice ..................................   C-1
EXHIBIT D    Form of Contract Schedule ...................................   D-1
EXHIBIT E    Authorized Officers of Buyer ................................   E-1
EXHIBIT F    Authorized Officers of Seller ...............................   F-1
EXHIBIT G    Authorized Officers of Servicer .............................   G-1
EXHIBIT H    Authorized Officers of Custodian ............................   H-1
EXHIBIT I    Escrow Agreement ............................................   I-1

                  TRI-PARTY CUSTODIAL AGREEMENT FOR CONTRACTS
                  -------------------------------------------

          This Tri-Party Custodial Agreement for Contracts ("Agreement"), dated
                                                             ---------
as of October 10, 1996, is by and among CS First Boston Mortgage Capital Corp., a New York corporation ("Buyer"), Franchise Mortgage Acceptance Company LLC, a
                         -----
California limited liability company ("Seller"), and First Bank National Association, a national banking association ("Custodian").
                                              ---------

                                   Recitals
                                   --------

          Pursuant to the Repurchase Agreement, Seller may from time to time enter into Transactions, evidenced by confirmations, to transfer and sell Contracts to Buyer against transfer of funds from Buyer to Seller.

          Seller and Buyer desire to provide for the servicing, custody and management of the Contracts which may become subject to a Transaction.

          In connection with the foregoing, Seller and Buyer desire to engage Custodian to act as custodian of the Contracts for the benefit of Seller, Buyer and subsequent purchasers of Contracts from Buyer, as their interests may appear.

          Custodian is willing and able to perform the duties and obligations of a custodian and bailee as set forth herein.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, Buyer, Seller and Custodian agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

          Section 1.1.  General. For the purpose of this Agreement, except as
                        -------
otherwise expressly provided or unless the context otherwise requires, the terms defined in this Article include the plural as well as the singular, the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision, and Section references refer to Sections of this Agreement.

          Section 1.2.  Certain Defined Terms. Whenever used in this
                        ---------------------
Agreement, unless the context otherwise requires, the following words shall have the meanings set forth below:

          "Accepted Servicing Standards": As defined in Section 5.1 hereof.
           ----------------------------

          "Agreement": This Tri-Party Custodial Agreement for Contracts,
           ---------
including all exhibits hereto, and all amendments hereof and supplements hereto.


          "Assignment": With respect to a Contract, collectively the original
           ----------
instrument of assignment of such Contract and all other documents securing such Contract made by the

Person originating such Contract to the Seller, which is in a form sufficient under the laws of the jurisdiction in which the related Collateral is located to permit the assignee to exercise all rights granted by the Obligor under such Contract and such other documents and all rights available under applicable law to the obligee under such Contract and which, in each case, may, to the extent permitted by the laws of the state in which the related Collateral is located, be a blanket instrument of assignment covering other Contracts as well.

          "Assignment of Leases": As defined in the Supplemental Terms.
           --------------------

          "Authorized Representative": As defined in Section 6.13 hereof.
           -------------------------

          "Available Funds": With respect to any Repurchase Date, all
           ---------------
collections and other amounts received in respect of the Contracts and deposited to the Contract Account during the related Collection Period.

          "Buyer": CS First Boston Mortgage Capital Corp., or any successor
           -----
thereto.

          "Buyer's Account": The account designated in writing by Buyer to
           ---------------
Custodian, as Buyer may so designate from time to time.

          "Closing Documents": As defined in the Escrow Agreement.
           -----------------

          "Collateral": As defined in the Supplemental Terms.
           ----------

          "Collateral Lease": As defined in the Supplemental Terms.
           ----------------

          "Collateral Period": With respect to any Repurchase Date, the calendar
           -----------------
month preceding the month in which such Repurchase Date occurs.

          "Computer Tape": A computer tape generated by the Seller and delivered
           -------------
to Buyer pursuant Section 2.1 and Section 3.2 or Section 3.3 hereof, as applicable, which provides information relating to the Contracts in a format as may be requested by Buyer or Custodian, including, without limitation, the information set forth in Exhibit D to this Agreement.

          "Contract Account": An account established pursuant to Section 4.2
           ----------------
hereof.

          "Contract Rate": The annual rate at which interest accrues and as
           -------------
indicated on a Contract.

          "Contract Schedule": The schedule of Contracts delivered by Seller to
           -----------------
Custodian, substantially in the form attached hereto as Exhibit D, setting forth categories of information contained in Exhibit D with respect to each Contract possession of which is maintained by Custodian on behalf of the Buyer.

          "Contracts": As defined in the Repurchase Agreement.
           ---------

          "Custodian": First Bank National Association, acting in its custodial
           ---------
capacity under this Agreement, or any successor thereto.

          "Custodian's Contract File": As defined in Section 3.1 hereof.
           -------------------------

          "Defaulted Contract": With respect to any date of determination, any
           ------------------
Contract with respect to which all or any part of the scheduled monthly payment due in the second calendar month immediately preceding the calendar month in which such date of determination occurs has not been received.

          "Delivery Date": The date on which Contracts are delivered to
          --------------
Custodian by Seller which shall be (x) at least one (1) Business Day prior to the related Purchase Date in the case of Transactions not subject to Table Funding or (y) as set forth in Section 3.3 hereof in the case of a Transaction subject to Table Funding.

          "Disbursement Letter": As defined in each Escrow Agreement.
           -------------------

          "Equipment": As defined in the Supplemental Terms.
           ---------

          "Escrow Agreement": The agreement entered into by among the Buyer,
           ----------------
Seller, Escrow Agent and Custodian with respect to a Table Funding, a form of which is attached hereto as Exhibit I.

          "Event of Termination": As defined in Section 11 of the Supplemental
           --------------------
Terms.

          "Flood Insurance Policy": An insurance policy insuring against flood
           ----------------------
damage to a Mortgaged Property, required by loan originators for Mortgaged Properties located in "flood hazard areas identified by the Secretary of the Housing and Urban Development or the Director of the Federal Emergency Management Agency.

          "Franchise Agreement": As defined in the Supplemental Terms.
           ------------------

          "Leasehold Interest": As defined in the Supplemental Terms.
           ------------------

          "Loan Documents": As defined in the Supplemental Terms.
           --------------

          "Loan-to-Value Ratio": shall mean as of any date, the fraction,
           -------------------
expressed as a percentage, the numerator of which is the Outstanding Principal Amount of the related Contract at the date of determination and the denominator of which is the Appraised Value of the related Collateral.

          "Margin Call": As defined in Section 3.2 hereof.
           -----------

          "Master Repurchase Agreement": The Master Repurchase Agreement (1987
           ---------------------------
Version) dated as of October 10, 1996 between Franchise Mortgage Acceptance Company LLC and CS First Boston Mortgage Capital Corp.

          "Monthly Servicing Fee": As to any Repurchase Date, one-twelfth of the
           ---------------------
product of .40% and the aggregate Outstanding Principal Amount of the Contracts as of the preceding Repurchase Date.

          "Monthly Servicing Report": The report required to be delivered by
           ------------------------
Seller pursuant to Section 5.13 hereof, in such format as is acceptable to Buyer
                   ------------
and Custodian, together with a computer tape and a diskette (or any other electronic transmission acceptable to Buyer and the Custodian) in a format acceptable to the Buyer and the Custodian containing such information with respect to the Contracts and the preceding Collection Period as CSFB or the Custodian may reasonably request.

          "Mortgage": As defined in the Supplemental Terms.
           --------

          "Mortgaged Property": As defined in the Supplemental Terms.
           ------------------

          "Note": As defined in the Supplemental Terms.
           ----

          "Outstanding Principal Amount": The outstanding principal amount
           ----------------------------
thereof, in each case as reflected on the most recent Computer Tape received by Custodian; provided, however, that any Defaulted Contract and any Rejected Contract shall be assigned an Outstanding Principal Amount of zero.

          "Pay-Off Letter": As defined in the Escrow Agreement.
           --------------

          "Person": Any individual, corporation, partnership, joint venture,
           ------
association, joint-stock company, trust (including any beneficiary thereof), limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

          "Price Differential": As defined in Paragraph 2(i) of the Master
           ------------------                 --------------
Repurchase Agreement.

          "Purchase Date": As defined in Paragraph 2(l) of the Master Repurchase
           -------------                 --------------
Agreement.

          "Purchase Price": With respect to any Transaction, the price to be
           --------------
paid or deemed to be paid by Buyer for the Contracts in accordance with the Repurchase Agreement.

          "Rejected Contract": Any Contract that Buyer has rejected pursuant to
           -----------------
the Repurchase Agreement and in accordance with Section 3.10 hereof.

          "Repurchase Agreement": The Master Repurchase Agreement and the
           --------------------
Supplemental Terms, including all amendments, annexes and supplements thereto.

          "Repurchase Agreement Default": An Event of Default (as defined in the
           ----------------------------
Repurchase Agreement) under the Repurchase Agreement.

          "Repurchase Date": As defined in Section 2(b) of the Supplemental
           ---------------
Terms.

          "Repurchase Price": As defined in Section 2(p) of the Master
           ----------------
Repurchase Agreement.

          "S&P": Standard & Poor's Ratings Service, or any successor thereto.
           ---

          "Seller": Franchise Mortgage Acceptance Company LLC, or any successor
           ------
thereto.

          "Servicer": Franchise Mortgage Acceptance Company LLC, or any
           --------
successor thereto.

          "Servicer Termination Event": As defined in Section 5.14 hereof.
           --------------------------

          "Supplemental Terms": Annex I, Additional Supplemental Terms To Master
           ------------------
Repurchase Agreement dated as of October 10, 1996 between Seller and Buyer.

          "Transaction": As defined in the Repurchase Agreement.
           -----------

          "Transaction Notice": With respect to each Transaction, the notice
           ------------------
delivered by Seller to Buyer and Custodian pursuant to Section 3.2(a) or Section 3.3(a) hereof, as applicable, which notice shall be in the form of Exhibit C attached hereto.

          "Wire Instruction Letter": With respect to a Table Funding, the letter
           -----------------------
to be delivered by Seller to Buyer pursuant to Section 3.3 hereof which specifies the wiring instructions for wiring the Purchase Price to the Escrow Agent.

          Section 1.3. Incorporation of Certain Definitions. All capitalized
                       ------------------------------------
terms used herein and not otherwise defined shall have the meanings assigned in the Repurchase Agreement unless the context clearly indicates otherwise.

          Section 1.4. Reference to Time. All references to time herein shall be
                       -----------------
deemed to refer to New York City time unless otherwise provided.

                                  ARTICLE II
                               CONTRACT SCHEDULE

          Section 2.1. Contract Schedule: Computer Tape.
                       --------------------------------

          (a) Custodian shall maintain, as an attachment to its executed copy of the this Agreement, the most recent version of the Contract Schedule, as such list may be amended from time to time. Custodian shall receive a printed copy of the amended Contract Schedule with each revised copy of the Computer Tape. If a Computer Tape received by Custodian is not accompanied by such amended Contract Schedule, Custodian shall immediately produce such a printed list from the related Computer Tape. The Contract Schedule in the custody of Custodian shall be the definitive Contract Schedule for all purposes under this Agreement.

          (b) On or before each (i) Delivery Date, (ii) each Repurchase Date and (iii) the date of each Margin Call, and in no event less than once in any seven day period, Seller will provide to Custodian and to Buyer a Computer Tape setting forth a list of all the Contracts and the Outstanding Principal Amount of each such Contract as of a date not earlier than the Business Day prior to such Delivery Date or Repurchase Date. Each Computer Tape shall clearly indicate Defaulted Contracts in a manner acceptable to Custodian and Buyer and, when delivered, shall be accompanied by a printed copy of the amended Contract Schedule.

          Section 2.2 Documents Maintained by Seller. Except as delivered to
                      ------------------------------
Custodian hereunder, Seller shall retain possession of all documents and files relating to the Contracts. All documents held by Seller shall be held by it as agent of Custodian for the benefit of the Buyer.

                                  ARTICLE III
                             CUSTODIAL ARRANGEMENT

          Section 3.1. Transfer of Contracts: Delivery of Documents. Prior to a
                       --------------------------------------------
Contract becoming subject to this Agreement, and thereby becoming eligible for inclusion in a Transaction, Seller shall deliver, or cause to be delivered, to Custodian on the related Delivery Date, the following documents:

           (i)   the Contract Schedule, as amended;

          (ii)   a copy of the credit application of the Obligor;

         (iii) the original Note, endorsed to the order of or assigned to the Seller by the holder/payee thereof, without recourse, and endorsed by Seller, without recourse, in blank, together with all intervening endorsements showing a complete chain of endorsements from the originator of the Contract to the Seller;

          (iv) the original Mortgage (fee or leasehold, as applicable) naming Seller as the "mortgagee" thereof, and bearing in the face thereof the address of Seller, or, if the Mortgage does not name Seller as the mortgagee, the Mortgage, together with an instrument of assignment assigning the Mortgage, individually or together with other Mortgages, to Seller and bearing on the face thereof the address of Seller, and, in either case, bearing evidence that such instruments have been recorded in the appropriate jurisdiction where the Mortgaged Property is located as determined by Seller (or, in lieu of the original of the Mortgage or the assignments thereof, a duplicate or conformed copy of the Mortgage or the instruments of assignment, if any, together with a certificate of receipt from the Seller or the settlement agent who handled the closing of the Contract, certifying that such copy or copies represent true and correct copy(ies) of the original(s) and that such original(s) have been or are currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located) or a certification or receipt of the recording authority evidencing the same;

           (v) the original Security Agreement naming Seller as the "secured party" thereof, and bearing on the face thereof the address of Seller, or, if the Security Agreement does not name Seller as the secured party, the Security Agreement, together with an instrument of assignment assigning the Security Agreement, individually or together with other Security Agreements, to Seller and bearing on the face thereof the address of Seller; and the copies of the UCC-1 financing statements related to such Security Agreement bearing evidence that such financing statements have been filed in the appropriate filing office(s) under the Uniform Commercial Code where the Collateral is located and recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located (or in lieu of such evidence, a certificate of receipt from the settlement agent who handled the closing of the Contract, certifying that such copy or copies represent true correct copy(ies) of the original(s) and that such original(s) have been or are currently submitted to be filed in the appropriate filing office(s), under the Uniform Commercial Code where the Collateral is located and recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located) or a certification or receipt of the filing and recording authority evidencing the same;

     (vi) an original Assignment of Mortgage (fee or leasehold, as applicable), in blank, which assignment appears to be in form and substance acceptable for recording and, in the event that the Seller acquired the Contract in a merger, the assignment must be by "[Seller], successor by merger to [name of predecessor]", and in the event that the Contract was acquired or originated by Seller while doing business under another name, the assignment must be by "[Seller]", formerly known as [previous name]";

    (vii) an original Assignment of Security Agreement, in blank, and in the event that the Seller acquired the Contract in a merger, the assignment must be by "[Seller], successor by merger to [name of predecessor]", and in the event that the Contract was acquired or originated by Seller while doing business under another name, the assignment must be by "[Seller]", formerly known as [previous name]";


   (viii) the original of any intervening assignment of the Mortgage (fee or leasehold, as applicable) or Security Agreement or related UCC-1 Financing Statement not included in clauses (vi) and (vii) above, respectively, including any warehousing assignment, with evidence of recording thereon, if applicable, (or, in lieu of the original of any such intervening assignment together with a certificate of receipt from the Seller or the settlement agent who handled the closing of the Contract, certifying that such copy represents a true and correct copy of the original and that such original has been or is currently submitted to be filed or recorded in the appropriate filing office under the Uniform Commercial Code and/or recording office of the jurisdiction where the Collateral is located, as applicable,) or a certification or receipt if the filing or recording authority evidencing the same;

               (ix) the originals of any assumption, modification, extension or guaranty agreement with evidence of recording thereon, if and as applicable, (or, in lieu of the original of any such agreement, a duplicate or conformed copy of such agreement together with a certificate of receipt from the Seller or the settlement agent who handled the closing of the Contract, certifying that such copy or copies represent true and correct copy(ies) of the original(s) and that such original(s) have been or are currently submitted to be filed or recorded in the appropriate filing office under the Uniform Commercial Code and/or recording office of the jurisdiction where the Collateral is located), or a certification or receipt of the filing or recording authority evidencing the same;

                (x) the original of any subordination of lessor's lien and subordination agreement and assignment with evidence of recording thereon, if applicable (or, in lieu of the original of any such agreements, a duplicate or conformed copy of such agreement together with a certificate of receipt from the Seller or the settlement agent who handled the closing of the Contract, certifying that such copy or copies represent true and correct copy(ies) of the original(s) and that such original(s) have been recorded in the recording office of the jurisdiction where the Mortgaged Property is located), or a certification or receipt of the recording authority evidencing the same.

               (xi) with respect to each Contract other than Contracts with respect to which the related Mortgage secures the Obligor's leasehold interest in the related Mortgaged Property, an original title insurance policy, or, if such policy has not been issued or local state law does not require it, a written commitment or interim binder issued by the title insurance company evidencing that the required title insurance coverage is in effect and unconditionally guaranteeing the holder of the Contract that the lender's title insurance policy will be issued;

              (xii) if the Note or other related Loan Documents or any other document or instrument relating to the Contract has been signed by a person on behalf of the Obligor, the original power of attorney or other instrument that authorized and empowered such person to sign bearing evidence that such instrument has been filed or recorded, if so required, in the appropriate filing office under the Uniform Commercial Code and/or recording office of the jurisdiction where the Collateral is located as determined by Seller (or, in lieu thereof, a duplicate or conformed copy of such instrument, together with a certificate of receipt from the Seller or the settlement agent who handled the closing of the Contract, certifying that such copy represents a true and complete copy of the original and that such original has been or is currently submitted to be filed or recorded in the appropriate filing office under the Uniform Commercial Code and/or recording office of the jurisdiction where the Collateral is located) or a certification or receipt of the filing or recording authority evidencing the same;

          (xiii) evidence of filing with the appropriate office in the following jurisdictions of the following UCC-1 financing statements indicating the Contracts as collateral: (a) UCC-1 financing statement executed by Seller as debtor, naming Buyer as secured party and filed in the State of California and the State of Connecticut; and (b) such other filings under the UCC as may be required by Buyer;

           (xiv) if applicable, a copy of a ground lease and memorandum of ground lease with evidence that such memorandum has been recorded in the appropriate jurisdiction where the related Mortgaged Property is located;

            (xv) a copy of any Franchise Agreement certified by Seller that such copy is a true and correct copy thereof; and

           (xvi) other such documents as the Buyer may require after notice to the Seller and the Custodian which the Custodian has consented to review.

          All documents held by Custodian with respect to a Contract, including those delivered to Custodian pursuant to Section 3.1, are referred to herein as the "Custodian's Contract File."

         Section 3.2. Transactions Not Subject to Table Funding.
                      -----------------------------------------

         (a)  Transaction Notice.
              ------------------

              (i) Seller shall deliver to Buyer and Custodian a Transaction Notice, in the form attached hereto as Exhibit C, and a Computer Tape not later than 12:00 p.m., New York City time, on the Business Day preceding the proposed Purchase Date with respect to a Transaction; provided,
                                                               --------
     however, that if the Delivery Date with respect to each of the Contracts
     -------
     identified in the Transaction Notice is a date preceding the date of such Transaction Notice, such Transaction Notice may be delivered not later than 11:00 a.m. on the proposed Purchase Date. Seller shall, either prior to the delivery of or with the Transaction Notice, deliver to the Custodian the items listed in Section 3.1 hereof for such Contracts identified in such Transaction Notice.

              (ii) Custodian shall, upon receiving such Transaction Notice, Computer Tape and items listed in Section 3.1 hereof for such Contracts from Seller relating to the purchase of Contracts pursuant to a Transaction, immediately advise Buyer and Seller by telephone or by facsimile transmission if it determines that such Computer Tape and Contracts are not so deposited.

          (b)  Certification.
               -------------

               (i) Upon receipt by Custodian of a confirmation from Buyer and the Custodian's Contract Files from Seller with respect to a Transaction, Custodian shall, with respect to the Contracts referenced in such Confirmation, execute and deliver to Buyer (with a copy to Seller which shall be clearly marked as a copy and non-transferrable) one or more certifications (each, a "Trust Receipt and Certification"), in the form
                              -------------------------------
     attached hereto as Exhibit A and in accordance with Section 3.4 hereof, in
                        ---------
     New York City on or before 1:00 p.m. New York City time on the date of receipt by Custodian of such Confirmation (but, in any event no later than one (1) Business Day following receipt thereof).

               (ii) In the event of delivery by Buyer to Seller and Custodian of a notice pursuant to Paragraph 4(a) of the Master Repurchase Agreement ("Margin Call") the Custodian shall, upon receipt of such notice of Margin Call, Contracts and the related Custodian's Contract Files, execute and deliver to Buyer (with a copy to Seller which shall be clearly marked as a copy and non-transferrable) one or more Trust Receipt(s) and Certification(s) in the form attached hereto as Exhibit A with respect to
                                                     ---------
     such Contracts and in accordance-with Section 3.4 hereof.

          Section 3.3    Transactions Subject to Table Funding.
                         ------------------------------------

          (a)  Transaction Notice and Delivery of Custodian's Contract Files to
               ----------------------------------------------------------------
               Escrow Agent.
               ------------

               Seller shall deliver to Buyer and Custodian a Transaction Notice, in the form attached hereto as Exhibit C, not later than 12:00 p.m., New
                                    ---------
     York City time, at least two (2) Business Days prior to the proposed Table Funding Closing Date related to a Transaction. Seller shall, at the time of delivery of the Transaction Notice, also deliver to Buyer a Wire Instruction Letter, a Disbursement Letter and a Pay-Off Letter. Seller shall also deliver or cause to be delivered to the Escrow Agent all of the Closing Documents, including all the items listed in Section 3.1 hereof for such Contract indentified in such Transaction Notice.

          (b)  Certifications and Delivery of Custodian's Contract File to
               -----------------------------------------------------------
               Custodian.
               ---------

               (i) Upon receipt by Custodian of (x) a Confirmation from Buyer with respect to such Transaction subject to such Table Funding Closing Date and (y) an Escrow Receipt, in the form attached to the Escrow Agreement, from the Escrow Agent with respect to the Contract subject to such Transaction, Custodian shall, with respect to such Escrow Receipt, executed and deliver to Buyer (with a copy to Seller which shall be clearly marked as a copy and non-transferable) one or more initial trust receipt and certifications (each an "Initial Trust Receipt and Certification") in the form attached hereto as Exhibit A-1. Each original Initial Trust Receipt
                             -----------
     and Certification shall be
          delivered to Buyer in New York City on or before 11:00 a.m., New York City time, on the next Business Day immediately following the date on which the Custodian receives such Escrow Receipt.

                    (ii) Buyer shall, upon receipt of (x) such Initial Trust Receipt and Certification from the Custodian and (y) Wire Instruction Letter, Disbursement Letter and Pay-Off Letter from Seller, wire to the Escrow Agent, as directed in such wire instruction letter, the Purchase Price for such Contract.

                    (iii) Seller shall (x) cause the Escrow Agent to deliver to the Custodian all the items listed in Section 3.1 hereof for such Contract subject to such Table Funding Closing Date in accordance with the terms of the Escrow Agreement and (y) deliver to Custodian and Buyer a Computer Tape and Contract Schedule in respect of such Contract, in each case such delivery must be made for receipt thereof by Custodian within five (5) Business Days after the date on which the Escrow Agent receives from Buyer, by wire transfer, the Purchase Price for such Contract.


                    (iv) Custodian shall, within one (1) Business Day after receipt of (x) the Contract and related Custodian Contract File subject to such Escrow Receipt and the related Initial Trust Receipt and Certification from the Escrow Agent and (y) the related Computer Tape and Contract Schedule from Seller, execute and deliver to Buyer an original, final Trust Receipt and Certification in the form attached hereto as Exhibit A-1 and in accordance with Section 3.4
                             -----------
          hereof with respect to the Contract related to such Initial Trust Receipt and Certification. Buyer shall, upon receipt of such original Trust Receipt and Certification, promptly deliver to Custodian the related original Initial Trust Receipt and Certification, and such Initial Trust Receipt and Certification shall be deemed to be of no further force and effect at the time Buyer receives such Trust Receipt and Certification.


               Section 3.4. Trust Receipt and Certification
                            -------------------------------

               (a) The Custodian shall, in each Trust Receipt and Certification, certify and confirm as to each Contract listed on the Contract Schedule to the Transaction Notice or Computer Tape delivered with such Transaction Notice, as applicable, that except as noted on the schedule of exception report attached to the related Trust Receipt and Certification:

                    (i) all documents required to be delivered to it pursuant to subparagraphs (iii) through (xi), inclusive, of Section 3.1 hereof are in the Custodian's possession, expect as otherwise noted in such exception report;

                    (ii) all documents contained in the Custodian's Contract File have been reviewed by the Custodian and appear regular on their face and relate to such applicable Contracts and neither of the Loan Documents nor the Assignments contains any notations on their face which appear to evidence any claims, liens, security interests, encumbrances or other restrictions or transfers, except as otherwise noted,

               (iii) each Note and other related Loan Documents in the Custodian's Contract File bears an original signature or signatures purporting to be the signature or signatures of the person or persons named as the maker or Obligor under the Contract;

               (iv) if the Note does not name "[Seller"] as the holder or payee, the Note bears the original endorsements that complete the chain of ownership from the original holder or payee to "[Seller]";

               (v) the original of each Assignment of each Loan Document required under Section 3.1 hereof and any intervening assignment of such Loan Documents bear the original signature purporting to be the signature of the named obligee, mortgagee, secured party or beneficiary, as applicable, (and any other necessary party including subsequent assignors) and that such Assignment and any such intervening assignment complete the chain of title from the originator to the "[Seller]";

               (vi) each Note has been endorsed as noted in Section 3.1 hereof and each Assignment has been completed as noted in Section 3.1 hereof; and

               (vii) based on its review of the Custodian's Contract Files with respect to each such Contract listed on the Contract Schedule to the Transaction Notice or the Computer Tape delivered with such Transaction Notice, as applicable, the information set forth on such Contract Schedule or Computer Tape accurately reflects the information contained in each Custodian's Contract File as to the information set forth in Exhibit D hereto.

          (b) On each Repurchase Date, Buyer shall cause the applicable Trust Receipt(s) and Certification(s) issued in connection with Transactions terminating on such Repurchase Date in accordance with the Repurchase Agreement to be delivered via overnight courier to Custodian for cancellation within one
(1) Business Day after such Repurchase Date. In the event that any Contracts covered by such surrendered Trust Receipt(s) and Certification(s) are not the subject of the repurchase Transaction in question, Custodian shall issue and deliver to Buyer via overnight courier a replacement Trust Receipt and Certification covering such Contracts which are not the subject of such repurchase Transaction.

          Section 3.5 Release of Custodian's Contract Files.  From time to time
                      -------------------------------------
and as appropriate for the repossession of or foreclosure on the collateral securing any of the Contracts, pay off, full prepayment and repurchase, Custodian is hereby authorized, upon written request of Seller in the form annexed hereto as Exhibit B, to release to the Seller or the Seller's designee
                  ---------
the related Custodian's Contract File or the documents set forth in such request; provided, however, that such release of Custodian's Contract Files by
         --------  -------
Custodian upon request by the Seller shall be operative only upon written authorization of Buyer. All documents so released to the Seller or the Seller's designee shall be held by it in trust for the benefit of the Buyer. Seller shall return or cause to be returned to Custodian Custodian's Contract File, or such other documents which have been released to Seller or Seller's designee, when Seller's need therefor in connection with such foreclosure or repossession no longer exists, unless the Contract shall be liquidated, in which case, upon receipt of a certification to this effect from Seller to Custodian in the form annexed hereto as Exhibit B, the Seller's request shall be released by Custodian
                  ---------
to Seller and Custodian shall thereupon reflect any such liquidation on the Contract Schedule. The limitation of this Section 3.5 shall not apply to release of files to Seller under Section 3.6 or Section 3.10 below.

          Section 3.6.  Repurchase.  Upon the repurchase of any Contract
                        ----------
pursuant to this Agreement, the Repurchase Agreement or the payment in full of any Contract, which shall be evidenced by Custodian's receipt of the Seller's request for release in the form annexed hereto as Exhibit B, Custodian shall
                                                  ---------
promptly release the related Custodian's Contract File to the Seller.

          Section 3.7.  Custodial Register.  Custodian shall cause such books
                        ------------------
and records at its corporate trust office or other registry maintained with respect to the Contracts to reflect the ownership by Buyer of the Contracts maintained by Custodian pursuant to this Agreement.

          Section 3.8.  Power of Attorney.  Seller and Buyer hereby grant to the
                        -----------------
Custodian a power of attorney, with full power of substitution, to take in the name of Seller and Buyer all steps which are necessary or appropriate to endorse, negotiate, deposit or otherwise realize on any instrument or writing of any kind held or transmitted by Seller or Buyer or transmitted or received by Custodian in connection with any Contract. The power of attorney that Seller and Buyer have granted to the Custodian pursuant to this Section 3.8 may be revoked by the Buyer at any time.

          Section 3.9.  No Service Charge for Sale or Transfer of Contracts.
                        ---------------------------------------------------
No service charge shall be made for any sale or transfer of Contracts, but Custodian may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any sale or transfer of Contracts. Notwithstanding the foregoing, Custodian may charge a reasonable fee in connection with the release of the Custodian's Contract Files or any document contained therein pursuant to Section 3.5, which fee shall be paid by Seller.

          Section 3.10  Buyer May Reject Contracts.
                        --------------------------

          (a) Buyer may refuse to purchase any Contract offered for sale by Seller under the Repurchase Agreement or may, by notice to Custodian, require an immediate repurchase of any such Contract, in each case under the circumstances provided in the Repurchase Agreement.

          (b) If a Contract is not purchased by the Buyer on a Purchase Date because of a defect in the related Contract File, or if the Buyer gives written notice to the Custodian that it will not be purchasing a specific Contract for any other reason, the Custodian with return the Custodian's Contract File relating to the Contract to the Seller (or such other person as the Seller shall indicate in writing), at the Seller's expense, within two (2) Business Days of such Purchase Date unless otherwise instructed in writing by the Buyer or, after such Purchase Date, the Seller.

                                  ARTICLE IV
                  REPURCHASE DATE PAYMENTS; CONTRACT ACCOUNT

          Section 4.1. Repurchase Date Payments. One (1) Business Day prior to
                       ------------------------
each Repurchase Date, Buyer shall inform Custodian via facsimile of the amount payable by Seller to Buyer on such Repurchase Date pursuant to the Repurchase Agreement and Custodian shall, on such Repurchase Date, transfer such amount from the Contract Account to the Buyer's Account in accordance with Section 4.2 hereof. If Available Funds on deposit in the Contract Account are not sufficient on such date to pay amounts payable pursuant to the Repurchase Agreement in full, the Custodian shall notify Buyer and Seller of such circumstance by telephone or telecopy and Seller shall deposit to the Contract Account in immediately available funds the amount of such deficiency.

          Section 4.2. Contract Account.
                       ----------------

          (a) Seller shall establish and maintain the Contract Account with First Bank National Association. The Contract Account shall be entitled "First Bank National Association, as Custodian for CS First Boston Mortgage Capital Corp." Seller shall pay into the Contract Account not more often than once each day, as promptly as practicable following the receipt thereof by Seller (but in any event not later than the second Business Day following receipt) all amounts received in respect of the Contracts, including all loan payments from Obligors, liquidation proceeds (net of liquidation expenses) or other recoveries in respect of the Contracts. All amounts paid into the Contract Account under this Agreement shall be held in trust for the Buyer until payment of any such amounts is authorized hereunder.

          (b) Custodian shall on a monthly basis as directed in writing by Buyer make withdrawals from the Contract Account amounts deposited in such account pursuant to this Section 4.2 for the following purposes and in the following priority:

              (i) to make payments to Buyer's Account pursuant to Section 4.1 hereof;

             (ii)  to pay the Monthly Servicing Fee to the Servicer;

            (iii) to release to Seller on each Repurchase Date (and such other date or dates as CSFB shall have consented to in writing) Available Funds remaining after payments to the Buyer pursuant to Section 4.1 hereof;

             (iv) to withdraw and return to Seller any amount deposited in the Contract Account that was not required to be deposited by Seller therein.

          (c) If Seller so directs, the Custodian shall, in the name of Custodian, as custodian, invest the amounts in the Contract Account in such investments as are then generally acceptable to S&P for reinvestment of funds in transactions rated "AAA" by S&P. Such investment shall mature not later than one
(1) Business Day prior to the next succeeding Repurchase Date. All net income and gain from such investments shall be deposited in the

Contract Account and all such net gains and any losses on reinvestment of funds deposited in the Contract Account shall be reimbursed by the Seller and deposited into the Contract Account.

          Section 4.3. Simultaneous Transfers. The payment of cash for Contracts
                       ----------------------
and the related transfer of Contracts pursuant to any provision of this Agreement shall be deemed to occur simultaneously.

          Section 4.4. Transfer of Contracts.
                       ---------------------

          (a) Upon Custodian receiving written certification from Buyer of a Repurchase Agreement Default, Custodian shall (x) follow the instructions of the non-defaulting party including instructions regarding the release of the related Contracts from this Agreement and the transfer of such Contracts and shall do such other acts and execute such other documents as may be deemed reasonably necessary by such non-defaulting party to comply with such instructions and (y) follow the instructions of such nondefaulting party with respect to payment of related amounts from the Contract Account.

          (b) Upon receipt by Custodian of a written certification of Buyer of a breach of a representation or warranty by Custodian, or the failure of Custodian to perform a covenant, under this Agreement, and any applicable cure period has elapsed, Custodian shall (x) follow the instructions of the Buyer regarding the release from this Agreement and the transfer of such Contracts and shall do such other acts and execute such other documents as may be deemed reasonably necessary to comply with such instructions and (y) follow the instructions of Buyer with respect to payment of related amounts from the Contract Account.

                                   ARTICLE V
                                   SERVICING

          Section 5.1. Duties of Servicer: Standard of Care.
                       ------------------------------------

          (a) The parties hereto agree and acknowledge that, notwithstanding the purchase and sale of the Contracts contemplated hereby, the Seller shall continue to service the Contracts (in such capacity, the "Servicer") for the benefit of Buyer and, if Buyer shall exercise its rights to sell the Contracts pursuant to this Agreement prior to the related Repurchase Date, Buyer's assigns; provided, however, that the obligation of Servicer to service Contracts
         --------  -------
for the benefit of Buyer as aforesaid shall cease upon the payment to Buyer of the Repurchase Price therefor.

          (b) The Servicer shall have full power and authority to manage, service, administer and make collections on the Contracts, subject, however, to the terms and conditions of this Agreement. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on the Contracts and accounting for collections. Without limiting the generality of the foregoing, the Servicer is authorized and empowered to execute and deliver, on behalf of itself and Buyer any and all instruments of satisfaction of cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to the Contracts or to the Collateral securing such Contracts. In performing its duties and obligations hereunder, the Servicer shall comply with all applicable state and federal laws and shall exercise that degree of skill and care consistent with the highest degree of skill and care that the Servicer exercises with respect to franchise loans serviced by the Servicer for its own account or others and that is consistent with prudent industry standards ("Accepted Servicing Standards").
          (c) If the Servicer shall commence a legal proceeding to enforce a Contract, which has been purchased by Buyer and not repurchased by Seller in a Transaction, Buyer shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Contract to the Servicer. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Contract on the ground that it shall not be a real party in interest or a holder entitled to enforce such Contract, Buyer shall, at the Servicer's expense and direction, take steps to enforce such Contract, including bringing suit in its name. Buyer shall upon the written request of the Servicer furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

          Section 5.2. Collection of Payments. The Servicer shall make diligent
                       ----------------------
efforts to collect all payments called for under the terms and provisions of the Contracts as and when the same shall become due and payable consistent with the terms of the related Contract, this Agreement and in accordance with Accepted Servicing Standards. The Servicer shall allocate collections between principal and interest in accordance with the terms of the Contracts and in accordance with the Accepted Servicing Standards. The Servicer may grant extensions, rebates or adjustments on a Contract consistent with its customary practices and ordinary course of business; provided, however, that except as required or
                             --------  -------
permitted by law in connection with disaster, military and other credit relief policies and procedures implemented by the Servicer with respect to Contracts in connection with defaults thereon, the Servicer shall not modify the original due dates of the scheduled payments on any Contract for more than one month for each full year of the original term of such Contract or change the dollar amount of the scheduled payments thereunder. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Contract.

          Section 5.3. Additional Servicing Duties and Obligations with respect
                       --------------------------------------------------------
                       to Contracts.
                       -------------

          (a) Maintenance of Security Interests in Collateral. The Servicer
              -----------------------------------------------
shall take such steps as are necessary to maintain perfection of the security interest created by each Contract in the related Collateral and any related property in the name of Buyer. The Servicer is hereby authorized to take such steps as are necessary to reperfect such security interest on behalf of Buyer in the event of the relocation of the Collateral or for any other reason. The Servicer shall not release any Collateral securing a Contract from the security interest granted by such Contract in whole or in part except (i) as provided under such Contract or (ii) in the event of payment in full by the Obligor or other discounted settlement of the obligations of the Obligor thereunder in connection with a workout of such Contract.

          (b) Maintenance of Insurance.
              ------------------------

          (i) The Servicer shall cause each Obligor to maintain for each Mortgaged Property and related Collateral all insurance coverage as is required under the related Loan Documents, provided that if and to the extent that any Loan Document permits the holder thereof any discretion (by way of consent, approval or otherwise) as to the insurance coverage that the related Obligor is required to maintain, the Servicer shall exercise such discretion in a manner consistent with the Accepted Servicing Standards, with a view towards requiring insurance comparable to that required under other Contracts with express provisions governing such matters. Each such insurance policy shall be issued by a generally accepted carrier which is licensed to issue such policies in the jurisdiction in which the Collateral is located.

          (c) Realization Upon Defaulted Contracts.
              ------------------------------------

          (i) The Servicer, on behalf of the Buyer, and with Buyer's prior written consent, shall foreclose upon, repossess, sell at a private or public sale, or otherwise take title, in the name of Custodian on behalf of the Buyer, to the properties, including the Collateral, securing a Contract related to any Defaulted Contract and as to which no satisfactory arrangements, in the reasonable opinion of Servicer, can be made for collection of the delinquent payment. In connection with such foreclosure, repossession, private or public sale or other transfer of title, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable that are customary and usual in its servicing of such Contracts and in accordance with the Accepted Servicing Standards in order to realize upon the Collateral and maximize the recovery of such Collateral. In any case in which the Equipment shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Collateral unless it shall determine in its discretion that such repair and/or repossession will increase the liquidation proceeds by an amount greater than the amount of such expense.

          (ii) Notwithstanding the foregoing, the Servicer shall not obtain title to a Mortgaged Property or other Collateral by deed-in-lieu of foreclosure or otherwise, or take any other action with respect to any Mortgaged Property or other Collateral, if, as a result of any such action, the Custodian could, in the reasonable judgment of Servicer, be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an owner or operator of such Mortgaged Property or other Collateral within the meaning of CERCLA or any comparable law, unless Servicer has taken into account, in accordance with Accepted Servicing Standards, the existence of any known condition upon or impacting the Mortgaged Property or other Collateral in the nature of hazardous substances, hazardous wastes, infectious waste, toxic substance, solid wastes and so forth, as such terms now or in the future are defined or listed in, or otherwise classified pursuant to, or regulated by, any applicable environmental laws, including, but not limited to, all present and future federal, state or local laws, ordinances, rules, regulations, decisions and other requirements of governmental authorities relating to the environment or to any hazardous substance.

          (iii) The Servicer shall have the right to determine, in accordance with the Accepted Servicing Standards, the advisability of seeking to obtain a deficiency judgment if the state in which the Collateral is located and the terms of the Contract permit such a action and shall, in accordance with such Accepted Servicing Standards, retain Buyer's right to, and seek, a deficiency judgement against the Obligor on a foreclosed Contract, unless otherwise instructed by Buyer.

          (iv) On behalf of Buyer, the Servicer shall use diligent efforts to pursue any claims under the Insurance Policies.

          (v) All (x) liquidation proceeds (net of reasonable costs and expenses), (y) all proceeds received under any Insurance Policy, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or other Collateral or released to Obligor in accordance with Accepted Servicing Standards, the Loan Documents and applicable law, and (z) all awards or settlements in respect of condemnation proceeds or eminent domain affecting any Mortgaged Property or other Collateral which are not released to the Obligor in accordance with Accepted Servicing Standards, the applicable Loan Documents and applicable law shall be deposited in the Contract Account.

          (d)   Due-on-Sale Clause; Assumption and Substitution Agreements. When
                ----------------------------------------------------------
a Collateral has been or is about to be conveyed by the Obligor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Contract under a "due on sale" clause contained in the related Loan Documents; provided, however, that the Servicer shall not exercise any such right if (x)
--------  -------
the "due on sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law; or (y) Buyer approves a waiver of the due-on-sale clause; or (z) in the reasonable belief of the Servicer, the exercise of the "due-on-sale clause would likely result in foreclosure or repossession or a default by the Obligor giving rise to a loss on the Contract, and provided,
                                                                  --------
further, that the Servicer may refrain from exercising any such right with the
-------
Buyer's prior consent. In the event of any waiver of the enforcement of, or decision not to enforce, a due-on-sale clause on any Contract, the Servicer shall enter into an assumption and modification agreement with a new Obligor consistent with the Accepted Servicing Standards.

          Section 5.4. [Reserved].
                       ----------

          Section 5.5. Notice of Default. The Servicer shall deliver to Buyer
                       -----------------
and the Custodian, promptly after having obtained knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice of any event which with the giving of notice or lapse of time, or both, would become an Repurchase Agreement Default.

          Section 5.6. Servicer Expenses. The Servicer shall be required to pay
                       -----------------
all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Servicer, expenses incurred in connection with distributions and reports to Buyer or Custodian, and fees and expenses of any subservicer, successor Servicer or any other subcontractor.

          Section 5.7. Collections. The Seller and Servicer covenant and agree
                       -----------
to procure all checks and other payments with respect to the Contracts and insurance proceeds ("Collections") and to make such checks or other forms of payment immediately available to Buyer by causing their deposit into the Contract Account within one (1) Business Day of receipt or as otherwise directed by Buyer in writing. The Seller, Servicer and Custodian covenant and agree to notify Buyer if Collections have not been deposited to the Contract Account for a period of two (2) Business Days. Any amounts received or collected by the Seller or the Servicer shall be held in trust by them for the benefit of Buyer and immediately remitted to the Contract Account or otherwise as instructed by Buyer.

          Section 5.8. Representations of Servicer. The Servicer hereby
                       ---------------------------
represents and warrants to Buyer that at the date of execution of this Agreement and at each Purchase Date:

          (i) the Servicer is duly organized, validly existing and in good standing under the laws of the state of its organization and is qualified to transact business in and is in good standing under the laws of each state in which it is necessary for it to be so qualified in order to carry on its business as now being conducted and has all licenses necessary to carry on its business as now being conducted; the Servicer has the full power and authority to own its property, to carry on its business as presently conducted, and to execute, deliver and perform each of the Transaction Documents to which it is a party; the execution, delivery and performance of each of the Transaction Documents to which it is a party (including all instruments of transfer to be delivered pursuant to any such Transaction Documents to which it is a party) by the Servicer and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized; each of the Transaction Documents to which it is a party evidences the valid, binding and enforceable obligation of the Servicer (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law) and all requisite corporate action has been taken by the Servicer to make each of the Transaction Documents to which it is a party valid and binding upon the Servicer (subject as aforesaid in the preceding clause);

          (ii) the Servicer is not required to obtain the consent of any other party or obtain the consent, license, approval or authorization of, or make any registration or declaration with any governmental authority, bereau or agency in connection with the execution, delivery, performance, validity or enforceability of each of the Transaction Documents to which it is a party;

          (iii) the consummation of the transactions comtemplated by the Transaction Documents to which it is a party will not result in the breach of any term or provision of the certificate of incorporation or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default (with or without notice, lapse of time or both) under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the creation or imposition of any lien upon any of the properties pursuant to the terms of any such agreement indenture or loan or credit agreement or other instrument (aside from the lien created pursuant to the Transaction Documents) or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property or the Contracts are subject;

          (iv) the Servicer is not a party to, bound by or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statue, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which adversely affects, or may in the future adversely affect, the ability of the Servicer to perform its obligations under this Agreement or the interest of the Buyer in any respect;

          (v) there are no actions, suits, proceedings or investigations pending or, to the Servicer's knowledge, threatened against the Servicer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (A) asserting the invalidity of this Agreement or any of the Transaction Documents to which it is a party, (B) seeking to prevent the consummation of any of the transactions contemplated by the Transaction Documents to which it is a party, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the Transaction Documents to which it is a party, or (D) that could have a material and an adverse effect on the Contracts; and

          (vi) the chief executive office of the Servicer is located at Five Greenwich Office Park, Greenwich, CT 06830.

               Section 5.9. Merger or Consolidation of, or Assumption of the
                            ------------------------------------------------
Obligations of Servicer. Any Person (a) into which the Servicer may be merged or
-----------------------
consolidated, (b) which may result from any merger or consolidation to which the Servicer shall be a party, or (c) which may succeed to the properties and assets of the Servicer substantially as a whole, which Person executed an agreement of assumption to perform every obligation of the Servicer hereunder, shall be the successor to the Servicer under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that (1) the
                                         --------  -------
Servicer shall have delivered to Buyer and the Custodian 45 days prior written notice of any such merger or consolidation; (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default shall have occurred and be continuing; (3) the Servicer shall have delivered to Buyer a certificate stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with; and (4) the Servicer shall have delivered to Buyer an opinion of counsel stating that, in the opinion of such counsel, either (i) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of Buyer in the Contracts and reciting the details of such filings, or (ii) no such action shall be necessary to preserve and protect such interests.

          Section 5.10.  Resignation. Subject to the provisions of Section 5.9,
                         -----------
the Servicer shall not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon a determination by the board of directors of the Servicer that the performance of its duties under this Agreement shall no longer be permissible under applicable law (any such determination permitting the resignation of the Servicer shall be evidenced by an opinion of counsel to such effect delivered to Buyer and the Custodian) and that the Servicer cannot reasonably comply therewith. No such resignation shall become effective until a successor interim servicer acceptable to Buyer shall have assumed the responsibilities and obligations of the Servicer in respect of the Contracts provided hereby.

          Section 5.11.  Fidelity Bond, Errors and Omissions Insurance. The
                         ----------------------------------------------
Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies that would meet applicable requirements on all officers, employees or other persons acting in any capacity with regard to the Contracts to handle funds, money, documents and papers relating to the Contracts. Any such fidelity bond and errors and omissions insurance shall be in appropriate form in respect to the Contract and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. No provision of this Section 5.11 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be in an amount which is customary and standard in the industry for servicers that service a similar portfolio of Contracts and that are in accordance with the Accepted Serving Standards. Upon request of the Buyer, the Servicer shall cause to be delivered to Buyer a certified true copy of the fidelity bond and errors and omissions insurance policy and a statement from the surety and the insurer that such fidelity bond and errors and omissions insurance policy shall in no event be terminated or materially modified without thirty (30) days' prior written notice to the Buyer.

          Section 5.12.  [Intentionally Omitted].

          Section 5.13.  Monthly Servicing Report. On or before the fifteenth
                         ------------------------
(15th) day of each calendar month (or, if such day is not a Business Day then the next succeeding Business Day) Seller shall deliver to Buyer and Custodian a Monthly Servicing Report with respect to the immediately preceding Collection Period setting forth the following information, and such other information as Buyer may from time to time request:

               (i) The aggregate number of Contracts subject to Transactions and the number of Contracts subject to each Transaction and the number of Contracts subject to each Transaction;

                (ii) The aggregate of payments received on such Contracts during the preceding Collection Period allocable to principal and the total payments received on each such Contract during the preceding Collection Period allocable to principal;

               (iii) The aggregate of payments received on such Contracts during the preceding Collection Period allocable to interest and the total payments received on each such Contract during the preceding Collection Period allocable to interest;

                (iv) The aggregate Outstanding Principal Amount of such Contracts as of the close of business on the last day of the preceding Collection Period, after giving effect to payments allocated to principal on such day, and the Outstanding Principal Amount of each such Contract as of the close of business on the last day of the preceding Collection Period, after giving effect to payments allocated to principal on such day;

                 (v) The weighted average annual percentage rate of such Contracts as of the beginning of the preceding Collection Period and the weighted average annual percentage rate of each such Contract as of the beginning of the preceding Collection Period;

                (vi) The number of Contracts, and the outstanding principal balance of such Contracts and of each such Contract, that were (x) 1 to 30 days past due, (y) 31 to 60 days past due, and (z) 61 or more days past due as of the end of the preceding Collection Period;

               (vii) Gross charge-offs, recoveries and net losses for the preceding Collection Period for each Contract;

              (viii) (A) The number and aggregate principal balance of all Contracts in respect of which the related Collateral has been repossessed or foreclosed upon during the preceding Collection Period and (B) the number and aggregate principal balance of all Contracts that were liquidated (otherwise than pursuant to voluntary prepayment) during such Collection Period;

                (ix) (A) The principal balance of each such Contract in respect of which the related Colleteral has been repossessed or foreclosed upon during the preceding Collection Period and (B) the principal balance of each such Contract that was liquidated (otherwise than pursuant to voluntary prepayment) during such Collection Period;

                 (x)     First payment defaults for the preceding Collection
                         Period;

                (xi) Obligor bankruptcy filings for the preceding Collection Period; and

               (xii) Repossession and liquidation expenses for the preceding Collection Period.

               Section 5.14.    Servicer Termination Event. "Servicer
                                --------------------------
Termination Event" means the occurrence of any of the following:


                 (i) Any failure by Servicer to make any deposit into an account required to be made hereunder and the continuance of such failure for a period of one (1) Business Day after Servicer has become aware, or should have become aware, that such deposit was required;

                (ii) Failure on Servicer's part to observe or perform in any respect any covenant or agreement in this Agreement, which failure continues unremedied for fifteen (15) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Servicer by Custodian or Buyer or to Servicer and Custodian by Buyer;

               (iii) Any assignment by Servicer of its duties or rights hereunder except as specifically permitted hereunder, or any attempt to make such an assignment;

                (iv) A court or other governmental authority having jurisdiction in the premises shall have entered a decree or order for relief in respect of Servicer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall have appointed a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Servicer, as the case may be, for any substantial liquidation of its affairs, and such order remains undischarged and unstayed for at least thirty
                         (30) days; or

                 (v) Servicer shall have commenced a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall have consented to the entry of an order for relief in an involuntary case under any such law, or shall have consented to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of Servicer or for any substantial part of its property, or shall have made any general assignment for the benefit of its creditors, or shall have failed to, or admitted in writing its inability to, pay its debts as they become due, or shall have taken any corporate action in furtherance of the foregoing.

               Section 5.15.    Transfer and Successor Servicer. If a Servicer
                                ------------------------------
Termination Event has occurred and is continuing, Buyer may, by written notice to Servicer, terminate all

(but not less than all) of Servicer's management, administrative, servicing and collection functions (such termination being herein called a "Servicer Transfer"). On receipt of such notice (or, if later, on a date designated therein), all authority and power of Servicer under this Agreement, whether with respect to the Contracts, the Collateral, the Custodian's Contract Files or otherwise shall pass to and be vested in Custodian pursuant to and under this Sections 5.15 and 5.16 hereof; and, without limitation, Custodian is authorized and empowered to execute and deliver on behalf of Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do any and all acts of things necessary or appropriate to effect the purposes of such notice of termination. Each of Buyer and Servicer agrees to cooperate with Custodian in effecting the transfer of the responsibilities and rights of Servicer hereunder, including, without limitation, execution of notices in accordance with applicable state and federal law and the transfer to Custodian for administration by it of all cash amounts which shall at the time be held by Servicer for deposit, or have been deposited by Servicer, in the Contract Account or for its own account in connection with its services hereafter or thereafter received with respect to the Contracts. Servicer shall be entitled to receive any other amounts which are payable to Servicer under this Agreement, at the time of the termination of its activities as Servicer. Servicer shall transfer to the new Servicer (i) Servicer's records relating to the Contracts in such electronic form as the new Servicer may reasonably request, (ii) any Contracts and the Custodian's Contract Files in Servicer's possession, (iii) Servicer's files relating to the Contracts, and (iv) all funds in an account related to the Contracts and the related documents and statements held by it hereunder and the Servicer shall account for all such funds.

         Section 5.16.  Custodian to Act; Appointment of Successor.
                        ------------------------------------------

         On and after the time Servicer receives a notice of termination pursuant to Sections 5.14 and 5.15 hereof, Custodian shall be the successor in all respects to Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on Servicer by the terms and provisions hereof, and Servicer shall be relieved of such responsibilities, duties and liabilities arising after such Service Transfer; provided, however, that Custodian shall not be liable for any act or omissions
--------  -------
of Servicer occurring prior to such Service Transfer or for any breach by such Servicer of any of its representations and warranties contained herein or in any related document or agreement. As compensation therefor, Custodian shall, except as provided in Section 5.15 and in this Section 5.16, be entitled to such compensation as Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, Custodian may, if it is legally unable so to act, appoint, with the prior written consent of Buyer, a successor to Servicer hereunder. Such successor Servicer shall succeed to the responsibilities, duties and liabilities of Servicer hereunder upon delivering to Custodian and Buyer a written assumption of such responsibilities, duties and liabilities in form and substance satisfactory to Buyer and the Custodian. Pending appointment of a successor to Servicer hereunder, unless Custodian is prohibited by law from so acting, Custodian shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, Custodian may make such arrangements for the compensation of such successor out of payments on Contracts as it and such successor shall agree; provided,
                                                               --------
however, that no such compensation shall be in excess of the Monthly Servicing
-------
Fee. Notwithstanding the above, the Custodian shall, if it shall be unwilling or unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established financial institution, having a net worth of not less than $50,000,000 and whose regular business shall include the servicing of franchise loans, as the successor to the Servicer under this Agreement; provided that such successor Servicer shall be reasonably acceptable to Buyer.

                                  ARTICLE VI
                                   CUSTODIAN

          Section 6.1. Representations, Warranties and Covenants of Custodian.
                       -------------------------------------------------------
With respect to each Trust Receipt and Certification, Custodian hereby represents and warrants to, and covenants with Buyer that as of the date such Trust Receipt and Certification is provided:

          (a) Custodian is duly organized, validly existing and in good standing under the laws of the United States;

          (b) Custodian has the full power and authority to hold each Contract (whether acting alone or through an agent) and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding obligation of Custodian, enforceable against it in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

          (c) Neither the execution and delivery of this Agreement, the filing of a financing statement indicating that Buyer is the secured party with respect to certain Contracts, the delivery of Contracts, the issuance of the Trust Receipt and Certification, the consummation of the transactions contemplated hereby or thereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, conditions or provisions of Custodian's charter or by-laws or any legal restriction or any agreement or instrument to which Custodian is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which Custodian or its property is subject;

          (d) Custodian does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

          (e) There is no litigation pending or threatened, which is determined adversely to Custodian, would adversely affect the execution, delivery or enforceability of this Agreement, or any of the duties or obligations of Custodian thereunder, or which would have an adverse effect on the financial condition of Custodian;

          (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Custodian of or compliance by Custodian with this Agreement or the consummation of the transactions contemplated hereby;

          (g) Custodian is a separate and independent entity from Seller, Custodian does not own a controlling interest in Seller either directly or through affiliates and no director or officer of Custodian is also a director or officer of Seller;

          (h) Upon written request of Buyer, Custodian shall take such steps as requested by Buyer to protect or maintain any interest in the Collateral or other collateral securing the Contract owned by Buyer and any insurance applicable thereto.

          (i) Custodian is not a party to, bound by or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects, or may in the future adversely affect, the ability of the Custodian to perform its obligations under this Agreement or the interest of the Buyer in any respect;

          (j) There are no actions, suits, proceedings or investigations pending or threatened against the Custodian, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, and (C) seeking any determination or ruling that might adversely affect the performance by the Custodian of its obligations under, or the validity or enforceability of, this Agreement; and

          (k) Custodian shall monitor the financing statements filed with respect to the Contracts naming Buyer as the secured party and shall cause Seller to file or, if Seller shall fail to file in a timely manner, shall itself file such amendments and continuation statements with respect thereto necessary in order to maintain the perfected security interest of Buyer in the Contracts.

          Section 6.2. Custodian of Documents. Custodian, either directly or by
                       ----------------------
acting through an agent, shall hold all documents relating to any Contract that comes into its possession for the exclusive use and benefit of Buyer on and after the Purchase Date of any Transaction and to the related Repurchase Date and shall make disposition thereof only in accordance with the instructions furnished by Buyer. Custodian shall segregate and maintain continuous custody of all such documents received by it in secure facilities in accordance with customary standards for such custody and shall not release such documents or transfer such documents to any other party, including any subcustodian, without the express written consent of the Buyer, except as provided in Section 3.5 hereof.

          Section 6.3. Charges and Expenses. Seller will pay all fees of
                       --------------------
Custodian in connection with the performance of its duties hereunder in accordance with written agreements to be entered into from time to time between Custodian and Seller, including fees and expenses of counsel incurred by Custodian in the performance of its duties hereunder; provided, however, that
                                                      --------- --------
(i) Custodian shall in no event acquired and hereby agrees not to assert (x) any lien upon any Contract deposited under this Agreement or (y) any claim against Buyer or Seller, by reason of the failure of Seller to pay any of such fees, charges or expenses, and (ii) in the event Seller fails to pay the fees and expenses of Custodian as set forth in such written agreements, Custodian shall have no obligation to take actions or incur costs in connection with this Agreement unless Buyer, Seller or another Person has made adequate provision for payment of Custodian's fees and expenses.

          Section 6.4. No Adverse Interests. Custodian covenants and warrants to
                       --------------------
Buyer and Seller that: (i) as of the related date on which Custodian receives evidence of the perfection of its interest in the related Contracts, it holds no adverse interest, by way of security or otherwise, in any Contract; and (ii) the execution of this Agreement and the creation of the custodial relationship hereunder does not create any interest, by way of security or otherwise of Custodian in or to any Contract, other than Custodian's rights as custodian hereunder.

          Section 6.5. Inspections. Upon no less than one (1) Business Day prior
                       -----------
written notice to Custodian, Buyer and Buyer's agents, accountants, attorneys and auditors will be permitted during normal business hours to examine Custodian's documents, records and other papers in possession of or under the control of Custodian relating to the Contracts.

          Section 6.6. Insurance. Custodian shall, at its own expense, maintain
                       ---------
at all times during the existence of this Agreement and keep in full force and effect, (1) fidelity insurance, (2) theft of documents insurance, (3) forgery insurance subject to deductibles, all in amounts customary and standard in the industry and with insurance companies reasonably acceptable to Buyer. A certificate of the respective insurer as to each such policy or a blanket policy for such coverage shall be furnished to Buyer, upon request, containing the insurer's statement or endorsement that such insurance shall not terminate prior to receipt by such party, by registered mail, of ten (10) days advance notice thereof.

          Section 6.7. Limitation of Liability. Custodian assumes no obligation,
                       -----------------------
and shall be subject to no liability, under this Agreement to Buyer, except that Custodian agrees to use its best judgement and good faith in the performance of such obligations and duties as are specifically set forth herein. Custodian shall not be liable for any action or non-action by it in reliance on advice of counsel believed by it in good faith to be competent to give such advice. Custodian may rely and shall be protected in acting upon any written notice, order, request, direction or other document believed by it to be genuine and to have been signed or presented by the proper party or parties.

          Section 6.8. Indemnification. Seller agrees to indemnify Custodian
                       ---------------
against, and to hold it and its employees, officers and directors harmless from, any liabilities, and any related out-of-pocket expenses, which it may incur in connection with this Agreement or the Trust Receipt and Certification, other than any liabilities and expenses arising out of Custodian's negligence or bad faith or misconduct. Custodian agrees to indemnify each of Buyer and Seller and their respective employees, officers and directors against out-of-pocket expenses which either Buyer or Seller or their respective employees, officers or directors may incur in connection with this Agreement and any Trust Receipt and Certification and which is caused by Custodian's negligence or bad faith or misconduct. Such indemnifications shall survive the removal or resignation of the Custodian hereunder and the termination of this Agreement.

          Section 6.9. Removal of Custodian. Buyer, with or without cause, may
                       --------------------
upon at least thirty (30) days' notice remove and discharge Custodian from the performance of its duties under this Agreement by written notice from Buyer to Custodian, with a copy to Seller. Having given notice of such removal, Buyer promptly shall appoint a successor custodian to act on behalf of Buyer and Seller, as their respective rights appear herein, by written instrument, original counterparts of which instrument shall be delivered to Buyer and the successor

Custodian, with a copy to Seller. So long as no Repurchase Agreement Default shall have occurred and be continuing and there shall not have occurred a Servicer Termination Event or an Event of Termination pursuant to Section 11 of the Supplemental Terms, the Seller shall have the right to consent to the appointment of a successor custodian pursuant to this Section 6.9, which consent may not be unreasonably withheld. In the event of any such removal, Custodian shall promptly transfer to the successor Custodian, as directed, and at the expense of Seller, all Custodian's Contract Files and all funds in the Contract Account and any other accounts in connection with this Agreement and all related documents. In the event of any such removal, Seller shall promptly pay the Custodian its outstanding fees and expenses incurred in connection with this Agreement. In the event of any such appointment Seller shall be responsible for the fees and expenses of the existing and successor Custodian in accordance with
Section 6.3 hereof.

          Section 6.10. Termination of Custodian. Custodian may terminate its
                        ------------------------
obligations under this Agreement upon at least 120 days' prior notice to Servicer, Seller and Buyer. In the event of such termination, Buyer shall appoint a successor Custodian. Upon such appointment, Custodian shall promptly transfer to the successor Custodian, as directed, all Custodian's Contract Files and all funds in the Contract Account and any other accounts in connection with this Agreement and all related documents being administered under this Agreement. The termination of the Custodian pursuant to this Section 6.10 hereof shall not become effective until a successor custodian has been appointed pursuant to this Section 6.10. The payment of such successor Custodian's fees and expenses shall be solely the responsibility of Seller in accordance with
Section 6.3 hereof. If the endorsements on the Contracts have been completed in the name of Custodian, Custodian shall execute such endorsements on the Contracts as Buyer shall request.

          Section 6.11. Reliance of Custodian. The Custodian may conclusively
                        ---------------------
rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to the Custodian, reasonably believe by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Agreement; but in any case of any document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same to determine whether or not it conforms to the requirements of this Agreement.

          Section 6.12. Transmission of Custodian's Contract Files. Written
                        ------------------------------------------
instructions as to the method of shipment and shipper(s) the Custodian is directed to utilize in connection with transmission of Custodian's Contract Files in the performance of the Custodian's duties hereunder shall be delivered by the Seller to the Custodian prior to any shipment of any Custodian's Contract Files hereunder. In the event the Custodian does not receive written instructions as provided for in the preceding sentence, the Custodian is hereby authorized and shall be indemnified as provided herein to utilize a nationally recognized courier service. The Seller will arrange for the provision of such services at its sole cost and expense (or, at the Custodian's option, reimburse the Custodian for all costs and expenses incurred by the Custodian consistent with such instructions) and will maintain such insurance against loss or damage to Custodian's Contract Files as the Seller deems appropriate. Without limiting the generality of the provisions of Section 6.8 above, it is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any person, including, without limitation, the Seller, arising out of actions of the Custodian consistent with instructions of the Seller.

          Section 6.13. Authorized Representatives. Each individual designated
                        --------------------------
as an authorized representative of the Buyer, Seller, Servicer and Custodian, respectively (an "Authorized Representative"), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Buyer or Seller or Servicer or Custodian, as the case may be, and the specimen signature for each such Authorized Representative of the Buyer, each such Authorized Representative of the Seller, each such Authorized Representative of the Seller, and each such Authorized Representative of the Custodian, initially authorized hereunder, is set forth on Exhibits E, F, G and H hereof, respectively. From time to time, the Buyer, the Seller, the Servicer and the Custodian may, by delivering to each other a revised exhibit, change the information previously given pursuant to this Section 6.13, but each of the parties hereto shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit.

                                  ARTICLE VII
                           MISCELLANEOUS PROVISIONS

          Section 7.1. Amendment. This Agreement may be amended from time to
                       ---------
time by Custodian, Buyer and Seller by written agreement signed by such parties.

          Section 7.2. Governing Law and Jurisdiction; Waiver of Jury Trial.
                       ----------------------------------------------------
This Agreement shall be construed in accordance with the laws of the State of New York governing agreements made and to be performed therein, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. The parties hereto agree to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of this Agreement. The parties hereto each hereby waive the right to trial by jury in any litigation arising hereunder.

          Section 7.3. Notices. All demands, notices and communications
                       -------
hereunder, except as otherwise provided herein, shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, or sent by facsimile transmission to:

          (a)  in the case of Custodian:
               ------------------------

                    First Bank National Association
                    c/o First Trust
                    180 East 5th Street
                    St. Paul, Minnesota 55101
                    Attention: DCS-Judy Spahn
                    Telephone: (612) 244-0416
                    Telecopy: (612) 244-0010


                    with a copy to:


                    First Trust
                    180 East 5th Street
                    St. Paul, Minnesota 55101
                    Attention: Structured Finance-Lynn Steiner
                    Telephone: (612) 244-0743
                    Telecopy: (612) 244-0089


          (b)  in the case of Buyer:
               --------------------

                    CS First Boston Mortgage Capital Corp.
                    55 East 52nd Street
                    New York, New York 10055-0186
                    Attention: Patrick McGrath
                    Telephone: (212) 909-3556
                    Telecopy: (212) 318-1427

          Any and all legal notices are to be sent to:

                    CS First Boston Mortgage Capital Corp.
                    11 Madison Avenue, 7th Floor
                    New York, New York 10010
                    Attention: Walter Fekula, Director of Credit
                    Telephone: (212) 325-3063
                    Telecopy: (212) 325-8219


          (c)  in the case of Seller:
               ---------------------

                    Franchise Mortgage Acceptance Company LLC
                    Five Greenwich Office Park
                    Greenwich, CT 06830
                    Attention: John W. Rinaldi, Senior Vice President
                    Telephone: (203) 863-7106
                    Telecopy: (203) 622-1834


          (d)  in the case of Servicer:
               -----------------------


                    Franchise Mortgage Acceptance Company LLC
                    Five Greenwich Office Park
                    Greenwich, CT 06830
                    Attention: Karen M. Kowalski, Servicing Manager
                    Telephone: (203) 863-7113
                    Telecopy: (203) 622-1834

          Section 7.4. Severability of Provisions. If any one or more of the
                       --------------------------
covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

          Section 7.5. No Partnership. Nothing herein contained shall be deemed
                       --------------
or construed to create a co-partnership or joint venture between the parties hereto and the services of Custodian shall be rendered as an independent contractor and not as agent for Buyer or Seller.

          Section 7.6. Counterparts. This Agreement may be executed
                       ------------
simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 7.7. Assignment. No party hereto shall sell, pledge, assign or
                       ----------
otherwise transfer this Agreement without the prior written consent of the other parties hereto.

          Section 7.8. Headings. Section headings are for reference purposes
                       --------
only and shall not be construed as a part of this Agreement.

          IN WITNESS WHEREOF, Buyer, Seller and Custodian have caused their names to be signed hereto by their respective officers there unto duly authorized, all as of the day and year first above written.


                                   CS FIRST BOSTON MORTGAGE CAPITAL CORP.,
                                        as Buyer

                                   By /s/ Emily Youssouf
                                     -----------------------------------------
                                     Name: Emily Youssouf
                                     Title: VP.


                                   FRANCHISE MORTGAGE ACCEPTANCE COMPANY
                                   LLC,

                                        as Seller and Servicer

                                   By /s/ John Rinaldi
                                     -----------------------------------------
                                     Name: John Rinaldi
                                     Title:   SVP


                                   FIRST BANK, NATIONAL ASSOCIATION,
                                        as Custodian


                                   By  /s/ Lynn M. Steiner
                                     -----------------------------------------
                                     Name:  Lynn M. Steiner
                                     Title:  Assistant Vice President

                                                                       EXHIBIT A
                                                                       ---------


                        TRUST RECEIPT AND CERTIFICATION


                                                       Trust Receipt No.
                                                       Aggregate Outstanding
                                                       Principal Amount:

                                    [Date]


To:  CS First Boston Mortgage Capital Corp.
     Five World Trade Center - 7th Floor
     New York, New York 10048
     Attention: Mortgage Operations

          Re:  Tri-Party Custodial Agreement, dated as of October
               10, 1996 by and among CS First Boston Mortgage
               Capital Corp. ("Buyer"), Franchise Mortgage
               Acceptance Company LLC ("Seller") and First
               Bank National Association ("Custodian")
               ---------------------------------------

Gentlemen:

          In accordance with the provisions of Section 3.4 of the
                                               -----------
above-referenced Custodial Agreement, the undersigned, as Custodial, hereby confirms and certifies:(1) that it has received all of the documents listed in subparagraphs (iii) through (ix), inclusive, of Section 3.1 of the Custodial
                                                -----------
Agreement with respect to each Contract [identified on the Contract Schedule attached to, or on the Computer Tape delivered with, the Transaction Notice dated] [delivered to Custodian in connection with the notice of Margin Call dated ______]; (2) that it has reviewed each Custodian's Contract File in accordance with Section 3.4(a) of the Custodial Agreement and the documents contained in each Custodian's Contract File appear regular on their face and on their face satisfy the requirements set forth in Section 3.4(a) of the Custodial Agreement, subject to the qualifications set forth herein; (3) that it has physical possession of the Contracts and the other documents in the related Custodian's Contract File and will continue to hold each Contract and the other documents in the related Custodian's Contract File for the benefit of Buyer and its successors and assigns from time to time pursuant to the Custodial Agreement so long as any Transaction involving such Contract is subject to the Repurchase Agreement; and (4) the Aggregate Outstanding Principal Amount set forth hereinabove corresponds to like information contained on such Contract Schedule or Computer Tape, as applicable. Any exceptions or deficiencies in a Custodial's Contract File are set forth in an exception report attached hereto and made a part hereof.

          It is herein acknowledged that, in making such certification, the Custodian was under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

          Capitalized terms used herein without definition shall have the meanings ascribed to them in the Custodial Agreement.

          Custodian further certifies that as to each Contract, Custodian holds the Contract without notice (a) of any adverse claims, liens or encumbrances,
(b) that any Contract was overdue or has been dishonored, (c) of evidence on the face of any Contract or other document in Custodian's Contract File of any security interest therein, or (d) of any defense against or claim to the Contract by any other party.

          Custodian makes no representations or warranties as to the validity, legality, sufficiency, enforceability, genuineness or prior recorded status of any of the documents contained in each Custodian's Contract File or the collectability, insurability, effectiveness or suitability of any Contract, or the accuracy of the Outstanding Principal Amount.

          Upon termination of the Transaction to which this Trust Receipt and Certification relates and payment of the applicable repurchase price by Seller thereunder, and Contracts to which this Trust Receipt and Certification relate shall be returned and released by Custodian to Seller, and this Trust Receipt and Certification shall be and be deemed to be canceled by Custodian and of no force and effect.

                                   [CUSTODIAN],
                                      Custodian


                                   By___________________________________
                                    Name:
                                    Title:

                                                                     EXHIBIT A-1
                                                                     -----------


                    INITIAL TRUST RECEIPT AND CERTIFICATION


                                                  Initial Certification No.


                                    [Date]


To:  CS First Boston Mortgage Capital Corp.
     Five World Trade Center - 7th Floor
     New York, New York 10048
     Attention: Mortgage Operations

          Re:  Tri-Party Custodial Agreement, dated as of October
               10, 1996 ("Custodial Agreement") by and among
               CS First Boston Mortgage Capital Corp. ("Buyer"),
               Franchise Mortgage Acceptance Company LLC
               ("Seller") and First Bank National Association ("Custodian")
               --------------------------------------------------

Ladies and Gentlemen:

          In accordance with the provisions of Section 3.3 of the above-referenced Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received the Escrow Agent Receipt dated _________, 1996 in respect to the Contract subject to the Confirmation dated _________, 1996.

          Custodian confirms that it holds the Escrow Receipt for the benefit of Buyer and its successors and assigns from time to time pursuant to the terms and conditions of the Custodial Agreement so long as any Transaction involving the Contract in respect of such Escrow Receipt is subject to the Repurchase Agreement. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Custodial Agreement.

          Any holder of this Initial Trust Receipt and Certification, by its acceptance hereof, acknowledges that this Initial Trust Receipt and Certification is a temporary receipt which will be cancelled and replaced by a final Trust Receipt and Certification to be issued by the Custodian to CS First Boston Mortgage Capital Corp. (or any successor), as initial holder. Upon receipt by CS First Boston Mortgage Capital Corp. of the related final Trust and Receipt Certification, this Initial Trust Receipt and Certification shall automatically be deemed to be non-negotiable and of no further force and effect. Any holder of this Initial Trust Receipt and Certification (including any transferee or assignee of the initial holder) should contact the Custodian at
(612)244-0416 to inquire of the status of this Initial Trust Receipt and Certification prior to acceptance thereof or in connection with retention thereof.

                                     A-1-1

                                                FIRST BANK NATIONAL ASSOCIATION,
                                                      Custodian

                                             By: _______________________________
                                                 Name:
                                                 Title:

                                     A-1-2

                                                                       EXHIBIT B
                                                                       ---------


REQUEST FOR RELEASE OF DOCUMENTS

To:       [Custodian]

          RE:  Tri-Party Custodial Agreement, dated as of October
               10, 1996 by and among CS First Boston Mortgage
               Capital Corp. ("Buyer"), Franchise Mortgage
               Acceptance Company LLC ("Seller") and First
               Bank National Association ("Custodian")
               --------------------------------------------------

          In connection with the administration of the Contracts held by you as Custodian under the above-referenced Custodial Agreement, we request the release, and acknowledge receipt, of the (Custodian's Contract File/[specify documents) for the Contract described below, for the reason indicated.

Obligor's Name. Address & Zip Code:
----------------------------------


Contract Loan Number:
--------------------


Reason for Requesting Documents (check one)
-------------------------------

_______   1.   Contract Paid in Full.

_______   2.   Contract Repurchased Pursuant to the Repurchase Agreement.

_______   3.   Contract Liquidated.

_______   4.   Contract in Foreclosure or Repossession Proceedings.

_______   5.   Other (explain) _____________________________________________
                               _____________________________________________

          If box 1, 2 or 3 above is checked, and if all or part of Custodian's Contract File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Contract.

          If box 4 or 5 above is checked, upon or return of all of the above documents to you as Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                        [SELLER],
                                          Seller


                                        By_____________________________________
                                         Name:
                                         Title:
                                         Date:


Documents returned to Custodian:

[CUSTODIAN]
   Custodian
 as Servicer


By________________________________
 Name:
 Title:
 Date:

                                                                       EXHIBIT C
                                                                       ---------

                          FORM OF TRANSACTION NOTICE


CS First Boston Mortgage Capital Corp.               Transaction No.____________
55 East 52nd Street
New York, NY 10055
Attention:

[Custodian's Name and Address]

Ladies and Gentlemen:

     The undersigned executes and delivers this notice ("Notice") pursuant to the requirements of the Master Repurchase Agreement, dated as of October 10, 1996 and Annex I, Additional Supplemental Terms dated as of October 10, 1996, in each case between CS First Boston Mortgage Capital Corp. ("Buyer") and Franchise Mortgage Acceptance Company LLC ("Seller"), and the Tri-Party Custodial Agreement for Contracts, dated as of October 10, 1996 (the "Custodial Agreement"), among Seller, Buyer and First Bank National Association ("Custodian") in connection with the submission for sale thereunder on __________ 199_ (the "Purchase Date") of the Contracts indentified on the Computer Tape and the Contract Schedule each delivered herewith and the delivery of the related Custodian's Contract Files to Custodian pursuant to Section 3.1 of the Custodial Agreement. All capitalized terms used in this Notice without definition shall have the same meanings herein as they have in the Custodial Agreement.

     Seller hereby represents and certifies to Buyer as follows:

          1. As of this date, Seller is in compliance with all of the terms and conditions of the Agreement.

          2. Except as otherwise previously disclosed in writing to Buyer, Seller's representations and warranties set forth in the Transaction Documents and any other related document are true and accurate as of the date of this Notice.

          3. The Contracts, which are indentified on such Computer Tape, satisfy the requirements of the eligibility set forth in the Transaction Documents and all related agreements between Buyer and Seller.

          4. Upon payment to Seller by Buyer of the Purchase Price in respect of the Transaction involving the Contracts, all of Seller's right (including the power to convey title thereto), title and interest in and to each document constituting the Custodian's Contract Files delivered to Custodian or held by or on behalf of Seller with respect to each purchased Contract, shall be transferred, assigned, set over and otherwise conveyed to Buyer.

          5.   The general terms of the sale are:

               A.   Number of Contracts:
               B. Outstanding Principal Amount of the Contracts as of the Purchaser Date:_______
               C.   Purchase Date:_____
               D.   Table Funding Date:_____
               E.   Repurchase Date:______
               F.   Characteristics of each Contract:______

               [for each Contract attach a Contract Schedule in the form
                attached hereto as Exhibit D]

                                               [SELLER]

                                               By:______________________________
                                               Name:____________________________
                                               Title:___________________________

                                                                       EXHIBIT D
                                                                       ---------

                           FORM OF CONTRACT SCHEDULE
                              [For Each Contract]


(1)    Name of Contract:
(2)    Loan Number:
(3)    Originated by:
(4)    Bought form (if applicable):
(5)    Obligor's name and address:
(6)    Contract Rate:
(7)    Original term:
(8)    Original principal balance:
(9)    Remaining balance on the Contract as of the proposed Purchase Date:
(10)   The monthly due date with respect to scheduled payments on the
       Contract:
(11)   Remaining term of the Contract to maturity and the stated maturity date:
(12)   Whether a prepayment penalty is provided for:
(13)   Type of interest in land (fee or leasehold):
(14)   Frequency of adjustment of the interest rate (for adjustable rate
       Contracts):
(15)   First interest rate change date (for adjustable rate Contracts):
(16)   Index (for adjustable rate Contracts):
(17) Maximum interest rates and if applicable minimum interest rates (for adjustable rate Contracts):
(18)   Periodic rate cap (for adjustable rate Contracts):
(19)   Gross margin (for adjustable rate Contracts):
(20)   Loan-to-Value Ratio at origination:
(21)   Loan-to-Value Ratio as of the proposed Purchase Date:
(22)   Franchise Concept:
(23) That the amount of the title insurance policy equals the original principal balance of the loan:

                                                                       EXHIBIT E
                                                                       ---------

                        AUTHORIZED OFFICES OF THE BUYER


        Name                             Specimen Signature

Emily Youssouf                           /s/ Emily Youssouf
------------------------                 --------------------------

Heidi Davis                              /s/ Heidi Davis
------------------------                 --------------------------

John Shrewsbury                          /s/ John Shrewsbury
------------------------                 --------------------------

                                                                       EXHIBIT F
                                                                       ---------

                       AUTHORIZED OFFICERS OF THE SELLER




          Name                          Specimen Signature

     John Rinaldi - Senior V.P.         /s/ John Rinaldi
     -----------------------            --------------------------------

     Thomas Shaughnessy - Senior V.P.   /s/ Thomas Shaughnessy
     -----------------------            --------------------------------

     Wayne Knyal - President            /s/ Wayne Knyal
     -----------------------            --------------------------------

                                                                       EXHIBIT G
                                                                       ---------

                      AUTHORIZED OFFICERS OF THE SERVICER




          Name                          Specimen Signature

     John Rinaldi - Senior V.P.         /s/ John Rinaldi
     -----------------------            --------------------------------

     Thomas Shaughnessy - Senior V.P.   /s/ Thomas Shaughnessy
     -----------------------            --------------------------------

     Wayne Knyal - President            /s/ Wayne Knyal
     -----------------------            --------------------------------

                                                                       EXHIBIT H
                                                                       ---------

                     AUTHORIZED OFFICERS OF THE CUSTODIAN




     Name                          Specimen Signature
     Judy M. Spahn
     Assistant Secretary           /s/ Judy M. Spahn
----------------------------       ----------------------------
     Julaine A. Fuith
     Assistant Secretary           /s/ Julaine A. Fuith
----------------------------       ----------------------------
     [SIGNATURE ILLEGIBLE]
     Vice President                /s/ [SIGNATURE ILLEGIBLE]
----------------------------       ----------------------------
     Lynn M. Steiner
Assistant Vice President           /s/ Lynn M. Steiner

                                                                       EXHIBIT I
                                                                       ---------

                               ESCROW AGREEMENT

                            MASTER ESCROW AGREEMENT


          This Master Escrow Agreement ("Master Escrow Agreement") is dated as of _____, 199_, by and among Franchise Mortgage Acceptance Company LLC ("FMAC"), Credit Suisse First Boston Mortgage Capital LLC (formerly CS First Boston Mortgage Capital Corp.) ("CSFB"), First Bank National Association, as custodian (in such capacity, "Custodian") and as wire escrow agent (in such capacity, "Wire Agent") and ________________________, as document escrow agent ("Document Agent").

          WHEREAS, pursuant to a Master Repurchase Agreement and Annex I, Additional Supplemental Terms To Master Repurchase Agreement, each dated as of October 10, 1996, and by and between CSFB and FMAC and each as amended from time to time (collectively, the "Repurchase Agreement"), FMAC intends to sell and CSFB intends to purchase certain Contracts (as defined in the Repurchase Agreement) in accordance with the terms of the Repurchase Agreement.

          WHEREAS, CSFB, FMAC and Custodian have entered into a Tri-Party Custodial Agreement dated as of October 10, 1996, as amended from time to time (the "Custodial Agreement") for the servicing, custody and management of the Contracts which become subject to the Repurchase Agreement.

          WHEREAS, FMAC intends to make from time to time certain franchise loans (each, a "Loan") to certain obligors secured by a mortgage on the fee simple or leasehold interest in the mortgaged property and/or other collateral securing such Loan with funds advanced from time to time by CSFB pursuant to the terms of the Repurchase Agreement and the Custodial Agreement.

          WHEREAS, FMAC and CSFB each desire to retain the Wire Agent for the purpose of facilitating the funding of each Loan and holding and disbursing the Escrow Funds in accordance with the terms and conditions of this Master Escrow Agreement;

          WHEREAS, FMAC desires to retain the Document Agent for the purpose of facilitating the funding of each Loan and issuing and delivering to Custodian an Escrow Receipt and holding and delivering to Custodian, the Custodian's Contract File with respect to each Loan in accordance with the terms of this Master Escrow Agreement.

          WHEREAS, the Wire Agent and the Document Agent each desires to act as an escrow agent in the capacity as set forth herein and pursuant hereto, subject to the terms and conditions set forth herein.

          NOW THEREFORE, in consideration of the foregoing and of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and received, the parties hereto each agree as follows;

                                   ARTICLE I

     DEFINITIONS; APPOINTMENT OF DOCUMENT AGENT AND WIRE AGENT; MASTER AGREEMENT

          Section 1.1 Definitions. For purposes of this following terms shall
                      -----------
have the meanings set forth below.

          "Business Day" shall mean any day other than (i) a Saturday or a
           ------------
Sunday or (ii) another day on which banking institutions in the State of New York are authorized or obligated by law, executive order, or governmental decree to be closed.

          "Closing Documents" shall mean, with respect to each Loan, the
           -----------------
documents required by FMAC for the closing of such Loan, including, without limitation, the documents in the Custodian's Contract File and the documents listed on the closing index prepared by the attorney responsible for closing the Loan on behalf of FMAC, which index shall be attached to the related Escrow Receipt.

          "Closing Index" shall mean, with respect to a Loan, the closing
           -------------
index prepared by the closing attorney that lists all the documents necessary and required to close such Loan.

          "Custodian's Contract File" shall mean, with respect to each Loan, the
           -------------------------
documents specified in Section A of Schedule 1 attached hereto.

          "Escrow Funds" shall mean the funds deposited by CSFB with the Wire
           ------------
Agent for each Table Funding.

          "Escrow Receipt" shall have the meaning assigned thereto in Section
           --------------
3.3(b).

          "Funding" shall mean the release of the Escrow Funds by the Wire
           -------
Agent to the Persons specified in the Wire Disbursement and Document Release Authorization Letter with respect to a Loan.

           "Pay-Off Letter" shall mean a letter from a lending institution or
            --------------
other creditor of the Obligor having an outstanding loan to the Obligor that will be paid off with the Escrow Funds, and which letter sets forth the amounts required to pay-off such loan and to obtain a release of such creditor's lien on the Obligor's property.

          "Table Funding" shall mean, with respect to each Loan, the arrangement
           -------------
by which a Loan is financed by FMAC through the Escrow Funds provided by CSFB directly to the Wire Agent.

          "Table Funding Closing Date" shall mean the date on which the Funding
           --------------------------
takes place.

          "Table Funding Period" shall mean, with respect to each Table Funding,
           --------------------
the period of time from the date CSFB transfers, by wire, to the Wire Agent the Escrow Funds to and including the date Custodian receives the related Custodian's Contract File from the Document Agent.

          "Settlement Statement" shall mean, with respect to each Loan, the
           --------------------
settlement statement prepared by FMAC and executed by the Obligor that sets forth the allocation of the Loan funds.

          "Wire Disbursement and Document Release Authorization Letter" shall
           -----------------------------------------------------------
mean the letter, in the form attached hereto as Exhibit A, originated by FMAC and confirmed in writing by CSFB that (x) authorizes and directs the Wire Agent to transfer the Escrow Funds to the Person(s) specified therein and (y) authorizes and directs the Document Agent to release and deliver to Custodian the Custodian Contract File, in the form attached hereto as Exhibit A.

          Section 1.2.   Incorporation of Certain Definitions; Times. All
                         -------------------------------------------
capitalized terms used herein and not otherwise defined shall have the meanings assigned in the Repurchase Agreement or Custodial Agreement unless the context clearly indicates otherwise. All times specified herein shall be New York City time.

          Section 1.3.   Appointment of the Wire Agent and the Document Agent.
                         ----------------------------------------------------
The Wire Agent is hereby appointed by CSFB and FMAC to act as Wire Agent and the Document Agent is hereby appointed by FMAC to act as Document Agent, in each case to facilitate the Table Funding of each Loan under the Repurchase Agreement, and the Wire Agent and the Document Agent each hereby accepts such appointment.

          Section 1.4.   Master Escrow Agreement. The parties hereto agree and
                         -----------------------
acknowledge (i) that this Master Escrow Agreement (x) sets forth and controls each of the parties' respective rights, duties, responsibilities and obligations with respect to each Table Funding and (y) shall continue to be in full force and effect with respect to each Table Funding to be entered into from time to time, and (ii) that each shall be bound by the terms of this Master Escrow Agreement with respect to each Table Funding.


                                  ARTICLE II

                             DELIVERY OF DOCUMENTS

          Section 2.1.   Delivery of Wire Disbursement and Document Release
                         --------------------------------------------------
Authorization Letter. With respect to each Table Funding, FMAC shall deliver to
--------------------
CSFB and Custodian the following, respectively, by facsimile transmission (unless otherwise indicated herein):

          (i)  to CSFB the following:

                    (a) for receipt by CSFB at least two (2) Business Days preceding the proposed Table Funding Closing Date, the Transaction Notice (delivered pursuant to the Repurchase Agreement);

                    (b) for receipt by CSFB on or before 12:00 p.m. New York City time on the Business Day preceding the proposed Table Funding Closing Date, the Pay-Off Letter(s); and


                    (c) for receipt by CSFB on or before 12:00 p.m. New York City time on the proposed Table Funding Closing Date specified in such Transaction Notice (x) the Wire Disbursement and Document Release Authorization Letter executed by FMAC (original to be sent by overnight mail for receipt the next day) and (y) the Settlement Statement; and

          (ii)      to the Custodian the following:

                    (a) for receipt by Custodian at least two (2) Business Days preceding the proposed Table Funding Closing Date, the Transaction Notice (delivered pursuant to the Repurchase Agreement).

FMAC hereby acknowledges and agrees that in the event CSFB or Custodian do not receive the foregoing documents, respectively, or the Escrow Receipt by the applicable times specified above or in Section 3.3(b) hereof, as the case may be, the proposed Table Funding Closing Date shall be the next Business Day succeeding the original proposed Table Funding Closing Date.


          Section 2.2    Delivery of Closing Documents. FMAC shall deliver or
                         -----------------------------
cause to be delivered to the Document Agent the Closing Documents with respect to each Loan subject to a Table Funding.


                                  ARTICLE III

                      CUSTODY OF CUSTODIAL CONTRACT FILES

          Section 3.1.   Receipt of Closing Documents. The Document Agent shall
                         ----------------------------
receive from FMAC or the Borrower, as the case may be, the Closing Documents with respect to each Loan subject of a Table Funding and shall hold and maintain such Closing Documents for the benefit of FMAC and CSFB in accordance with the terms hereof until such time as the Custodian's Contract File is delivered to the Custodian pursuant to Section 3.6 hereof.

          Section 3.2.   Holding of the Custodian's Contract File.
                         ----------------------------------------

          (a) The Document Agent shall segregate and maintain continuous custody of all Closing Documents, including the documents in the Custodian's Contract File, received by it in accordance with its customary standards for such custody.

          (b) Written instructions as to the method of shipment and shipper(s) the Document Agent is directed to utilize in connection with transmission of the Custodian's Contract File to Custodian shall be delivered by FMAC to the Document Agent prior to any shipment of any Custodian's Contract File hereunder by the Document Agent. In the event the Document Agent does not receive written instructions as provided for in the preceding sentence, the Document Agent is hereby authorized and shall be indemnified as provided herein to utilize a nationally recognized courier service. FMAC will arrange for the provision of such services at FMAC's sole expense and cost (or at the Document Agent's option, reimburse the Document Agent for all costs and expenses incurred by the Document Agent consistent with such instructions) and will maintain insurance against loss or damage to Custodian's Contract Files as FMAC deems appropriate and at FMAC's expense.

          Section 3.3    Review of Closing Documents and Delivery of Escrow
                         --------------------------------------------------
Receipt.
-------

          (a) The Document Agent shall, prior to issuing an Escrow Receipt pursuant to Section 3.3(b) below, review each of the Closing Documents with respect to each Loan and determine whether all such Closing Documents listed on
Schedule 1 (originals or copies as specified therein) are in its possession, and if any of the Closing Documents are not in its possession, the Document Agent shall immediately advise CSFB and FMAC which Closing Documents are not in its possession by sending to CSFB and FMAC by facsimile transmission the Schedule 1 to the related Escrow Receipt with respect to the Loan subject of the Closing Documents indicating in such Schedule 1 which Closing Documents have and have not been received by such Document Agent.

          (b) After such review of all such Closing Documents, the Document Agent shall promptly deliver by facsimile transmission to Custodian, CSFB and FMAC a fully executed escrow receipt (the original of which is to be sent by overnight mail to Custodian on the same day such escrow receipt is sent by facsimile transmission) in the form of Exhibit B attached hereto ("Escrow Receipt") in which the Document Agent shall certify (i) that the required original or copy of each such Closing Document as specified in Schedule 1 attached to such Escrow Receipt has been received by it, (ii) that each Closing Document appears to be the applicable closing document for the related Loan and is signed, and (iii) that all such Closing Documents are in its possession. The facsimile copy of the Escrow Receipt must be received by the Custodian and CSFB from the Document Agent on or before 5:00 p.m. New York City time on the Business Day preceding the proposed Table Funding Closing Date.

          Section 3.4.   Examination of the Custodian's Contract File.
                         --------------------------------------------
Upon prior written notice to the Document Agent, FMAC and CSFB and their respective agents, accountants, attorneys and auditors will be permitted, during normal business hours, to examine the Custodian's Contract File with respect to each Loan and, subject to attorney-client privilege, any other related documents relating to the Loan in the possession of or under the control of the Document Agent.

          Section 3.5.   Copies of Documents Contained in the Custodian's
                         ------------------------------------------------
Contract File.  Upon written request of FMAC or CSFB and at the sole cost and
-------------
expense of FMAC, the Document Agent shall provide FMAC or CSFB, as applicable, with copies of the documents that are part of the Custodian's Contract File relating to each Loan. At no time shall be Document Agent release the original of any document in such Custodian's Contract File unless the Document Agent (i) reasonably determines that such document is needed for recording or filing by the title insurance company or FMAC's designated filing/recording entity, as applicable, in the appropriate filing office under the Uniform Commercial Code and/or recording office of the jurisdiction where the mortgaged property and other collateral securing the related Loan is located or (ii) determines that such document is to be delivered to Custodian in accordance to the terms of this Master Escrow Agreement, or as otherwise agreed to in writing by CSFB.

          Section 3.6.   Delivery of Custodian's Contract File to Custodian. The
                         --------------------------------------------------
Document Agent shall (i) deliver to Custodian all the documents in the Custodian's Contract File for receipt thereof by Custodian within five (5) Business Days (or within such longer period of time as mutually agreed to by FMAC and CSFB, and the Document Agent has received timely notice of such other period of time) after the date on which the Document Agent receives from CSFB the Wire Disbursement and Document Release Authorization Letter, and (ii) deliver the remaining Closing Documents, including, to the extent required by FMAC, copies of the documents in the Custodian's Contract File, to FMAC, or as otherwise instructed by FMAC. In the event the Custodian does not receive the Custodian's Contract File within the time period specified in clause (i) in this
Section 3.6, the Custodian shall promptly send by facsimile transmission written notice to CSFB indicating that it has not yet received such Custodian's Contract File.


                                  ARTICLE IV

                                 ESCROW FUNDS

          Section 4.1.   Establishment of Escrow Funds.
                         -----------------------------

          (a) The Wire Agent, as escrow agent for CSFB, shall hold in a segregated account, subject to the terms and conditions herein, the Escrow Funds it receives by wire from CSFB with respect to each Loan. The Account shall be entitled "First Bank National Association for CS First Boston Mortgage Capital Corp." The Wire Agent shall, upon receipt of the Escrow Funds, immediately send by facsimile transmission to CSFB, FMAC and Custodian written confirmation indicating its receipt of such Escrow Funds.

          (b) The Escrow Funds shall be invested and reinvested by the Wire Agent in such investments as directed in writing by FMAC, provided that such investments are then generally acceptable to Standard & Poor's Rating Service ("S&P") for reinvestment of funds in transactions rated "AAA" by S&P. No investment may be sold prior to its maturity. All net income and gain from such investments shall be released to FMAC as directed in writing by FMAC. Any losses on investment or reinvestment of the Escrow Funds shall be reimbursed by FMAC and immediately deposited into the Escrow Account prior to the release of the Escrow Funds in accordance with the terms of this Master Escrow Agreement.

          (c) Any Escrow Funds to be wired to the Wire Agent by CSFB with respect to a Table Funding are to be transferred by federal funds wire in accordance with the following wire instructions:

                         Bank:          First Bank National Association
                         ABA#:          091000022
                         Account Name:  First Bank for CS First Boston
                                        Mortgage Capital Corp. - Master Escrow
                         Account #:     180121167365
                         Reference #:   33-35288-0
                         Attention:     Michael Speltz
                                        Telephone: (612) 244-5013

          Section 4.2    Disbursement of Escrow Funds.
                         ----------------------------

          (a) The Wire Agent shall not disburse the Escrow Funds with respect to each Loan unless and until the Wire Agent has received the fully executed and confirmed telecopy of the Wire Disbursement and Document Release Authorization Letter from CSFB. The Wire Agent shall disburse the Escrow Funds in accordance with the instructions set forth in the Wire Disbursement and Document Release Authorization Letter.

          (b) In the event that the Wire Agent receives the Escrow Funds and the Wire Disbursement and Document Release Authorization Letter from CSFB prior to 3:00 p.m. New York City time on the proposed Table Funding Closing Date the Wire Agent shall transfer the Escrow Funds in accordance with the terms of the Wire Disbursement and Document Release Authorization Letter, subject, however to the terms set forth in Sections 4.2(c) and (d). Any Escrow Funds received by the Wire Agent after 3:00 p.m. New York City time shall be promptly returned to CSFB, subject, however, to the terms set forth in Sections 4.2(c) and (d).

          (c) (1) In the event there is an excess of Escrow Funds after disbursement of the Escrow Funds with respect to each Loan in accordance with the instructions set forth in the Wire Disbursement and Document Release Authorization Letter, the Wire Agent shall immediately return such excess via federal funds wire of immediately available funds to CSFB in accordance with the wire instructions set forth in Section 4.2(c)(2), subject, however, to the terms set forth in Section 4.2(d).

               (2) In the event (i) that the Funding with respect to each Loan does not take place prior to 3:00 p.m. New York City time on the same day the Escrow Agent receives the related Escrow Funds from CSFB, unless otherwise extended by CSFB by telephone or (ii) that the Wire Agent receives written instructions from either CSFB or FMAC that the Table Funding with respect to the related Loan has been cancelled or that one of them has elected not to proceed with the related Table Funding for any reason and that the related Escrow Funds are to be returned to CSFB, the Wire Agent shall promptly return such Escrow Funds via federal funds wire of immediately available funds to CSFB as follows:

                              Bank: Citibank NYC
                                ABA#: 021000089
                        Account: CS First Boston Corp.
                              Account#: 09253506
                           Attention: Chris Bolarte

          (d) FMAC agrees that upon receipt of the Escrow Funds by the Wire Agent, FMAC shall be deemed to have received such Escrow Funds and will be liable for such Escrow Funds in accordance with the terms of the Repurchase Agreement. If the Wire Agent returns to CSFB any Escrow Funds pursuant to
Section 4.2(b) or Section 4.2(c), FMAC shall, at the time such Escrow Funds are returned to CSFB, immediately pay to CSFB the amount equal to the product of (i) the product of (x) the amount of such Escrow Funds and (y) the Pricing Rate applied during the Table Funding Period as provided in the Repurchase Agreement and (ii) a fraction, expressed as a percentage, the numerator of which is the number of days from the date on which CSFB wires the Escrow Funds to the Wire Agent to the date on which CSFB receives the Escrow Funds from the Wire Agent pursuant to this Master Escrow Agreement (calculated by including the date on which CSFB wires such Escrow Funds but excluding the date on which CSFB receives the Escrow Funds from the Wire Agent; provided, however, that for purposes of
                                      --------  -------
such calculation, in the event such Escrow Funds are returned to and received by CSFB on the same day the Escrow Funds are received by the Wire Agent from CSFB, the Escrow Funds shall be deemed to be received by CSFB on the next day), and the denominator of which is 360 days. Such payment by FMAC shall be made via federal funds wire of immediately available funds in accordance with the wire instructions set forth in Section 4.2(c)(2).


                                   ARTICLE V

               CONCERNING THE WIRE AGENT AND THE DOCUMENT AGENT

          Section 5.1.   Duties of the Wire Agent and the Document Agent. The
                         -----------------------------------------------
Wire Agent and the Document Agent each shall be obligated to perform only the applicable duties as are expressly set forth in this Master Escrow Agreement. No implied covenants or obligations shall be inferred from this Master Escrow Agreement and the Master Repurchase Agreement against the Wire Agent or the Document Agent, nor shall the Wire Agent and the Document Agent be bound by the provisions of any agreement between any parties hereto beyond the specific terms hereof.

          Section 5.2.   Indemnification of Wire Agent. FMAC agrees: (i) to
                         -----------------------------
indemnify the Wire Agent for, and hold the Wire Agent harmless from and against any loss, liability, claim, expense or damage (including court costs and attorney's fees) incurred in connection with the performance of the Wire Agent's duties hereunder, except for any loss, liability, claim, expense or damage caused by the Wire Agent's bad faith, misconduct or negligence; (ii) the Wire Agent may, at its own expense, consult with legal counsel in the event of any dispute or questions as to the construction of any of the provisions hereof or its duties hereunder, and it shall be fully protected in acting in accordance with the opinion and instruction of such counsel; and (iii) the Wire Agent shall not be responsible for any representation made or obligations assumed by CSFB, FMAC, Custodian or the Document Agent, and nothing herein shall be deemed to obligate the Wire Agent to deliver any cash or wire any funds or release any documents unless the same have first been received by the Wire Agent pursuant to this Agreement.

          Section 5.3.   Indemnification of Liability of Document Agent. FMAC
                         ----------------------------------------------
agrees: (i) to indemnify the Document Agent for, and hold the Document Agent harmless from and against any loss, liability, claim, expense or damage (including court costs and attorney's fees) incurred in connection with the performance of the Document Agent's duties hereunder, except for any loss, liability, claim, expense or damage caused by the Document Agent's bad faith, misconduct or negligence; (ii) the Document Agent may, at its own expense, consult with legal counsel in the event of any dispute or questions as to the construction of any of the provisions hereof or its hereunder, and it shall be fully protected in acting in accordance with the opinion and instruction of such counsel; and (iii) the Document Agent shall not be responsible for any representation made or obligations assumed by CSFB, FMAC, Custodian or the Wire Agent, and nothing herein shall be deemed to obligate the Document Agent to release any documents unless the same shall have first been received by the Document Agent.

          Section 5.4.   Reliance. The Wire Agent and the Document Agent each
                         --------
shall be entitled to rely upon any order, judgment, certification, instruction, notice or other writing delivered to it in compliance with the provisions of this Master Escrow Agreement without being required to determine the correctness of any fact stated therein or the propriety or validity or service thereof. The Wire Agent and the Document Agent each may act in reliance upon any instrument comporting with the provisions of this Master Escrow Agreement or signature believed by it to be genuine and may assume that any person purporting to give notice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

          Section 5.5.   No Representations. The Wire Agent and the Document
                         ------------------
Agent each makes no representation or warranty as to the validity, effectiveness, enforceability, sufficiency, value, genuineness or collectability of any security or other document or instrument held by or delivered to it.

          Section 5.6.   Wire Agent and Document Agent Fees and Expenses. FMAC
                         -----------------------------------------------
shall be liable for and pay all expenses and costs incurred by the Wire Agent and the Document Agent in connection with the Wire Agent's and the Document Agent's respective activities hereunder, including, but not limited to, fees, disbursements and reasonable attorney fees.

          Section 5.7.   No Adverse Interest of the Wire Agent and the Document
                         ------------------------------------------------------
Agent. By execution of this Master Escrow Agreement, the Wire Agent and the
-----
Document Agent each represents, warrants and covenants that it currently does not hold, and during the existence of this Master Escrow Agreement shall not hold, any adverse interest or claim, by way of security, lien or otherwise, in or to any document contained in the Custodian's Contract File or in or to the Escrow Funds.

          Section 5.8.   Replacement of the Wire Agent or the Document Agent.
                         ---------------------------------------------------
CSFB and FMAC shall have the right to designate a new wire agent or document agent upon delivery to the Wire Agent or the Document Agent, as the case may be, of written notice of such designation signed by CSFB and FMAC. In the event CSFB and FMAC agree to designate a new wire agent or document agent, upon such designation the Wire Agent shall immediately deliver any Escrow Funds and related documents to the new wire agent or the Document Agent shall immediately deliver any Closing Documents and related documents to the new document agent to be held in escrow by such new Wire Agent or Document Agent, as the case may be.

          Section 5.9.   Resignation of Document Agent. The Document Agent may
                         -----------------------------
resign and be discharged from its duties or obligations hereunder by giving notice in writing specifying a date when such resignation shall take effect, which date shall not be less than thirty (30) days after such notice is given; provided, that (i) the Document Agent shall continue to perform its duties until
--------
a successor document agent has been designated by CSFB and FMAC and (ii) Document Agent shall continue to comply with reasonable requests for documents and information in Document Agent's files with respect to any Loan for which Document Agent acted as document agent under this Master Escrow Agreement.


                                  ARTICLE VI

                            TERMINATION OF AGREEMENT

          Section 6.1.   Termination. At such time as when the Repurchase
                         -----------
Agreement terminates pursuant to the terms therein, this Master Escrow Agreement shall terminate and the Wire Agent and the Document Agent shall be discharged from all obligations under this Master Escrow Agreement and shall have no further duties or responsibilities in connection herewith.

                                  ARTICLE VII

                                 MISCELLANEOUS

               7.1  Authorized Representatives. Each individual designated as an
                    --------------------------
authorized representative of CSFB, FMAC, Custodian, Wire Agent and Document Agent, respectively (an "Authorized Representative"), is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Master Escrow Agreement on behalf of CSFB, FMAC, Custodian, Wire Agent and Document Agent, as the case may be, and the specimen signature for each such Authorized Representative of CSFB, each such Authorized Representative of FMAC, each such Authorized Representative of the Custodian, each such Authorized Representative of the Wire Agent, and each such Authorized Representative of the Document Agent, initially authorized hereunder, is set forth on Exhibits C, D, E, F and G hereof, respectively. From time to time, CSFB, FMAC, Custodian, Wire Agent and Document Agent may, by delivering to each other a revised exhibit, change the information previously given pursuant to this Section 7.1, but each of the parties hereto shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit.

               7.2. Notices. Any notice or other writing given by any party
                    -------
hereto to any other party relating to the subject matter of these instructions shall at the same time be delivered to every other party hereto. All notices, requests and other communications hereunder shall be in writing and shall be delivered by facsimile or by reputable overnight courier addressed as follows:

        If to First Boston:    Credit Suisse First Boston Mortgage Capital LLC
                               11 Madison Avenue, 4th Floor
                               New York, New York 10010
                               Attention: Patrick McGrath
                               Telephone: (212) 325-0551
                               Facsimile: (212) 325-8040

        If to FMAC:            Franchise Mortgage Acceptance Company LLC
                               Five Greenwich Office Park, 4th Floor
                               Greenwich, Connecticut 06830
                               Attention: John W. Rinaldi, Senior Vice President
                               Telephone: (203) 863-7106
                               Telefacsimile: (203) 622-1834

        If to Custodian:       First Bank National Association
                               c/o First Trust
                               180 E. 5th Street
                               St. Paul, Minnesota 55101
                               Attention: DCS-Judy Spahn
                               Telephone: (612) 244-0416
                               Telefacsimile: (612) 244-0010

          If to Wire Agent:             First Bank National Association
                                        c/o First Trust
                                        180 E. 5th Street
                                        St. Paul, Minnesota 55101
                                        Attention: Lynn M. Steiner, A.V.P.
                                        Telephone: (612) 244-0743
                                        Telefacsimile:(612) 244-0089

          If to Document Agent:         _________________________


                                        Attention:
                                        Telephone:
                                        Telefacsimile:

          All such notices, requests or communications shall be deemed to have been duly given when received by the other party or parties, as the case may be. Either party may from time to time change the addresses to which notices to it are to be delivered or marked under this Master Escrow Agreement by notice in writing to the other party.

          Section 7.3.   Governing Law. This Master Escrow Agreement shall be
                         -------------
governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws without giving effect to the conflict of law rules thereof.

          Section 7.4.   Counterparts. This Master Escrow Agreement may be
                         ------------
executed in one or more counterparts, each of which counterparts shall be deemed to be an original, and all of such counterparts taken together shall constitute but one and the same instrument.

          Section 7.5.   Amendment. This Master Escrow Agreement may not be
                         ---------
amended nor may any provision hereof be waived or modified without the written consent of all parties hereof.

          Section 7.6.   Severability of Provisions. If any one or more of the
                         --------------------------
covenants, agreements, provisions or terms of this Master Escrow Agreement shall be for any reason whatsoever held invalid, the invalidity of any such covenant, agreement, provision or term of this Master Escrow Agreement shall in no way affect the validity or enforceability of the other provisions of this Master Escrow Agreement.

          Section 7.7.   Successors. This Master Escrow Agreement shall bind and
                         ----------
inure to the benefit of and be enforceable by the parties hereto and their respective successors.

          IN WITNESS WHEREOF, the parties hereto have signed this Master Escrow Agreement on the date first above written.

                              CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC


                              By:_________________________________________
                              Name:
                              Title:


                              FRANCHISE MORTGAGE ACCEPTANCE COMPANY LLC


                              By:_________________________________________
                              Name:
                              Title:


                              FIRST BANK NATIONAL ASSOCIATION, in its capacity as Custodian


                              By:_________________________________________
                              Name:
                              Title:


                              FIRST BANK NATIONAL ASSOCIATION, in its capacity as Wire Agent


                              By:_________________________________________
                              Name:
                              Title:


                              _____________________, as Document Agent


                              By:_________________________________________
                              Name:
                              Title:

                                                                       EXHIBIT A

                             WIRE DISBURSEMENT AND
                     DOCUMENT RELEASE AUTHORIZATION LETTER

First Bank National Association, as Wire Agent
Structured Finance
180 East Fifth Street, 2nd Floor
St. Paul, Minnesota 55101

Attention: Lynn M. Steiner, Assistant Vice President

[Law Firm], as Document Agent
[Address]

     Re: The loan to ________________("Loan") and the Master Escrow Agreement dated as of ______, 199_ ("Escrow Agreement") by and between Franchise Mortgage Acceptance Company LLC ("FMAC"), Credit Suisse First Boston Mortgage Capital LLC (formerly CS First Boston Mortgage Capital Corp.) ("CSFB"), First Bank National Association, as custodian (in such capacity, "Custodian") and as wire escrow agent (in such capacity, "Wire Agent") and _______________________, as document escrow agent ("Document Agent").

Ladies and Gentlemen:

          This Wire Disbursement and Document Release Authorization Letter ("Authorization Letter") is delivered to you in connection with the above-referenced Loan and the Escrow Agreement.

          A.   Wire Disbursement Authorization To Wire Agent
               ---------------------------------------------

               FMAC hereby authorizes and directs the Wire Agent to transfer the Escrow Funds in the amount of $___________________ held by it pursuant to the terms of the Escrow Agreement as follows:

          1.   Name of Creditor                                  $______________
               Address
               Account No.
               ABA No.
               File No.
               Bank Contact:

          2.   Name of Creditor                                  $______________
               Address
               Account No.

               ABA No.
               File No.
               Bank Contact:
          3.   Name of Creditor                                  $______________
               Address
               Account No.
               ABA No.
               File No.
               Bank Contact:

          4.   Name of Creditor                                  $______________
               Address
               Account No.
               ABA No.
               File No.
               Bank Contact:

          B.   Release of Custodian's Contract File.
               ------------------------------------

               FMAC hereby authorizes and directs the Document Agent to release and deliver the Custodian's Contract Files with respect to the Loan to Custodian in accordance with the term of the Escrow Agreement to the following address:

          [CUSTODIAN TO PROVIDE ADDRESS]

          C.   Disbursements Information:

          [TO BE PROVIDED BY FMAC]

          The Wire Agent shall not transfer such Escrow Funds and the Document Agent shall not release the Custodian Contract Files unless and until the Wire Agent and the Document Agent each receives from CSFB, by facsimile transmission, a copy of this letter executed by FMAC and confirmed and acknowledged by CSFB in writing in the space provided below. In the event that either of you receive contrary written instructions from CSFB, you are to follow such instructions and disregard the instructions set forth in this Letter.

                                        Very truly yours,

                                        FRANCHISE MORTGAGE ACCEPTANCE
                                        COMPANY LLC

                                        By:__________________________________
                                           Name:
                                           Title:

Acknowledged and Confirmed By:

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC:

By:____________________________
   Name:
   Title:

                                                                       EXHIBIT B

                                ESCROW RECEIPT

First Bank National Association, as Custodian
Structured Finance
180 East Fifth Street, 2nd Floor
St. Paul, Minnesota 55101

Attention: Lynn M. Steiner, Assistant Vice President

                         Re: Credit Suisse First Boston Mortgage Capital LLC and
                             Franchise Mortgage Acceptance Company LLC
                             ---------------------------------------------------

Date_______________:

          Reference is made to the following:

          1. Master Escrow Agreement dated as of _____, 199_ ("Escrow Agreement") by and among Franchise Mortgage Acceptance Company LLC ("FMAC"). Credit Suisse First Boston Mortgage Capital LLC (formerly CS First Boston Mortgage Capital Corp) ("CSFB"), First Bank National Association, as custodian (in such capacity, "Custodian") and as Wire Escrow Agent (in such capacity, "Wire Agent") and __________________, as document agent ("Document Agent"):

          2. Master Repurchase Agreement dated as of October 10, 1996 and Annex I. Additional Supplemental Term To Master Repurchase Agreement dated as of October 10, 1996, each by and among FMAC and CSFB (collectively, the Repurchase Agreement"): and

          3. The Tri-Party Custodial Agreement dated as of October 10, 1996 by and among CSFB, FMAC and Custodian, as amended, supplemented or otherwise modified from time to time ("Custodial Agreement").

          The Master Escrow Agreement and the Repurchase Agreement and the Custodial Agreement are collectively referred to herein as the "Agreements". Capitalized terms not defined herein shall have the respective meanings assigned in the Agreements, as applicable.

          In connection with that certain loan ("Loan") made by FMAC to [Name of Obligor] ("Obligor"), the undersigned hereby states:

               (i) that it has received the required original or copy of each of the Closing Documents, including the Custodian Contract File, specified in Schedule 1 attached hereto in respect of such Loan;

               (ii) that each Closing Document, including each document in the Custodian Contract File, appears to be the applicable closing document for the related Loan and is signed; and

               (iii) that, except as otherwise expressly provided herein, it has physical possession of such Closing Documents, including the Custodian Contract File, and will continue to hold all such Closing Documents, including the Custodian Contract File, for the benefit of FMAC and CSFB and will deliver the Custodian's Contract File to Custodian in accordance with the terms of the Escrow Agreement.

          We acknowledge that FMAC has granted a security interest to CSFB in the Loan.

                                        Very truly yours,

                                        [DOCUMENT AGENT]

                                        By:______________________________
                                             Name:
                                             Title:

          The foregoing is hereby accepted and agreed to by FMAC, and FMAC hereby represents and warrants to CSFB and the Custodian that:

          (1) the UCC-1 financing statement granting CSFB a first priority security interest in the Loan and required pursuant to the Repurchase Agreement and the Custodial Agreement has been filed by FMAC with the Secretary of State of California and the Secretary of State of Connecticut and remains in full force and effect.

          (2) The UCC-1 financing statements with respect to the related Obligor and any other documents to be recorded or filed with the appropriate filing or recording office (including any leasehold mortgage, in the case where title insurance is not being obtained), except for mortgages to be recorded by the title insurance company, will be submitted by FMAC to its designated recording/filing entity within twenty-four (24) hours following the disbursement of the Escrow Funds by the Wire Agent in accordance with the Wire Disbursement and Document Release Authorization Letter for filing in the appropriate office(s) under the Uniform Commercial Code and governmental recording office(s) of the jurisdiction(s) where the Collateral is located.

          (3) In the event title insurance is being obtained, the related original Mortgage on the fee interest or the leasehold interest in the related Mortgaged Property will be forwarded to the title company within twenty-four (24) hours after the disbursement of the Escrow Funds by the Wire Agent in accordance with the Wire Disbursement and Document Release Authorization Letter for recording in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

          (4) The original title policy shall be delivered to the Custodian by FMAC within sixty (60) days after delivery of all of the other documents in the Custodian's Contract File to the Custodian, or such other period of time as agreed to by CSFB.

          (5) If applicable, an original memorandum of ground lease and original power of attorney shall be submitted to the title insurance company or FMAC's designated recording/filing entity, as applicable, within twenty-four (24) hours after the disbursement and Document Release Authorization Letter for recording in the appropriate filing office under the Uniform Commercial Code or the appropriate recording office of the jurisdiction where the related Collateral is located.


                              FRANCHISE MORTGAGE ACCEPTANCE COMPANY LLC

                              By:______________________________
                                   Name:
                                   Title:

                                                                      SCHEDULE 1
                                                                      ----------

                  CLOSING DOCUMENTS FOR FMAC FRANCHISE LOANS

                               Closing Checklist

Section A.    CUSTODIAN'S CONTRACT FILE.
              -------------------------

     1.       a copy of the credit application of the Obligor;

     2. the original promissory note endorsed by FMAC, without recourse, in blank;

     3.       a)    in the event title insurance is being obtained, the original
                    Mortgage (fee or leasehold, as applicable), naming FMAC as the "mortgagee" thereof, and bearing on the face thereof the address of FMAC and bearing evidence that such instrument will be submitted to the title company for recording in the appropriate recording office of the jurisdiction where the Mortgaged Property is located (or, in lieu of the original of the Mortgage, a duplicate or conformed copy of the Mortgage, together with a certificate from FMAC certifying that such copy or copies represent true and correct copy(ies) of the original(s) and that such original(s) will be submitted to the title company for recording in the appropriate recording office of the jurisdiction where the related Mortgaged Property is located) or a certification or receipt of the recording authority evidencing the same; or

              b) in the event title insurance is not being obtained, the original leasehold Mortgage naming FMAC as the "mortgagee" thereof, and bearing on the face thereof the address of FMAC and bearing evidence that such leasehold Mortgage will be submitted to FMAC for recording by FMAC's designated recording/filing entity in the appropriate recording office of the jurisdiction where the related Mortgaged Property is located (or, in lieu of such original, a duplicate or conformed copy of such leasehold Mortgage, together with a certificate from FMAC certifying that such copy or copies represent true and correct cop(ies) of the original(s) and that such original(s) will be submitted to FMAC for recording by FMAC's designated recording/filing entity in the appropriate recording office of the jurisdiction where the related Mortgaged Property is located;

     4. the original Security Agreement naming FMAC as the "secured party" thereof, and bearing on the face thereof the address of FMAC, and the copies of the UCC-1 financing statements related to such Security Agreement bearing evidence that such financing statements will be submitted to FMAC for filing and/or recording by FMAC's designated recording/filing entity in the appropriate filing office under the Uniform Commercial Code and/or the appropriate recording office of the jurisdiction where the Collateral is located, (or, in lieu of such evidence, a certificate from FMAC certifying that such copy or copies represent true and correct copy(ies) of the original(s) and that such original(s) will be submitted to FMAC for filing and/or recording by FMAC's designated recording/filing entity in the appropriate filing office under the Uniform Commercial Code and/or the appropriate recording office of the jurisdiction where the Collateral is located) or a certification or receipt of the filing and/or recording authority evidencing the same;

     5. an original Assignment of Mortgage (fee or leasehold, as applicable), in blank, which assignment appears to be in form and substance acceptable for recording;

     6.       an original Assignment of Security Agreement, in blank;

     7.       the originals of any guaranty agreement, if applicable;

     8. with respect to each Loan, other than Loans with respect to which the related Mortgage secures the Obligor's leasehold interest in the related Mortgaged Property and will not be insured by a title insurance company, the original or faxed written commitment or interim binder issued by the title insurance company evidencing that the required title insurance coverage will be in effect as of the Table Funding Closing Date and certifying to the holder of the Loan that the lender's title insurance policy will be issued with an effective date as of the date of recordation of the Mortgage or otherwise endorsed to insure against loss of priority to encumbrances or liens attaching prior to recordation of the Mortgage;

     9. if the Note or other related Loan Documents or any other document or instrument relating to the Loan has been signed by a person on behalf of the Obligor, the original power of attorney (or such other similar instrument that is required by the applicable recording or filing office to be filed or recorded) that authorized and empowered such person to sign bearing evidence that such instrument will, if so required, be submitted to FMAC or the title insurance company, as applicable, for filing or recording by FMAC's designated recording/filing entity or the title insurance company, as applicable, in the appropriate filing office under the Uniform Commercial Code and/or the appropriate recording office of the jurisdiction where the related Collateral is located (or, in lieu thereof, a duplicate or conformed copy of such instrument, together with a certificate from FMAC certifying that such copy represents a true and complete copy of the original and that such original will be submitted to FMAC or the title insurance company, as applicable, for filing or recording by FMAC's designated recording/filing entity or the title insurance company, as applicable, in the appropriate filing office under the Uniform Commercial Code and/or the appropriate recording office of the jurisdiction where the Collateral is located), or a certification or receipt of the filing or recording authority evidencing the same;

     10. to the extent that a Subordination of Lessor's lien agreement or similar subordination agreement is a required Closing Document, the original of such

               Subordination of Lessor's lien agreement or similar subordination agreement with evidence that such agreement has been submitted to FMAC or the title insurance company, as applicable, for recording by FMAC's designated recording/filing entity or the title insurance company, as applicable, in the appropriate recording office of the jurisdiction where the related Mortgage Property is located (or, in lieu of the original of any such agreement, a duplicate or conformed copy of such agreement together with a certificate from FMAC certifying that such copy or copies represent the true and correct cop(ies) of the original(s) and that such original(s) have been or are currently submitted to FMAC or the title insurance company, as applicable, for recording by FMAC's designated recording/filing entity or the title insurance company, as applicable, in the appropriate recording office of the jurisdiction where the Mortgaged Property is located) or a certification or receipt of the recording authority evidencing the same;

     11. if applicable, a copy of a ground lease and an original memorandum of such ground lease, with evidence that such memorandum will be submitted to the title insurance company or FMAC, as applicable, for recording by the title insurance company or FMAC's designated recording/filing entity, as applicable, in the appropriate recording office of the jurisdiction where the related Mortgaged Property is located (or, in lieu of such original, a duplicate conformed copy of such original, together with a certificate from FMAC certifying that such copy represents a true and accurate copy of the original and that such original will be submitted to the title company or FMAC, as applicable, for recording by the title insurance company or FMAC's designated recording/filing entity, as applicable, in the appropriate recording office of the jurisdiction where the related Mortgaged Property is located;

     12.       a copy of the related Franchise Agreement; and

     13. other such documents as CSFB may require after written notice to FMAC and the Document Agent.

Section B.     OTHER CLOSING DOCUMENTS.
               -----------------------

               To the extent indicated on the Closing Index, all other Closing Documents listed thereon with respect to the Loan subject of such Closing Documents and which Closing Index is attached hereto and made a part hereof.

                                                                       EXHIBIT C


                          AUTHORIZED REPRESENTATIVES

                CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC



With respect to wires only:


CHRISTIAN BOLARTE             ___________________________________

ARTHUR SCHLESINGER            ___________________________________

GREGORY BURNES                ___________________________________

PETER MURRAY                  ___________________________________


With Respect to any matters other than wires:

Emily Youssouf                ___________________________________

John Shrewsbury               ___________________________________

Patrick McGrath               ___________________________________

                                                                       EXHIBIT D

                          AUTHORIZED REPRESENTATIVES

                   FRANCHISE MORTGAGE ACCEPTANCE COMPANY LLC



NAMES                                             SIGNATURES



________________________________        _______________________________


________________________________        _______________________________


________________________________        _______________________________

                                                                       EXHIBIT E

                          AUTHORIZED REPRESENTATIVES

                 FIRST BANK NATIONAL ASSOCIATION, as Custodian


NAMES                                                  SIGNATURES


______________________________                    ______________________________


______________________________                    ______________________________


______________________________                    ______________________________

                                                                       EXHIBIT F

                          AUTHORIZED REPRESENTATIVES

                 FIRST BANK NATIONAL ASSOCIATION, as Wire Agent


NAMES                                                  SIGNATURES


______________________________                    ______________________________


______________________________                    ______________________________


______________________________                    ______________________________

                                                                       EXHIBIT G

                          AUTHORIZED REPRESENTATIVES

                 _______________________________, as Document Agent


NAMES                                                  SIGNATURES


______________________________                    ______________________________


______________________________                    ______________________________


______________________________                    ______________________________


______________________________                    ______________________________